EXECUTION COPY

                                                                    EXHIBIT 99.2



                               PURCHASE AGREEMENT

                                      among

                          PRIMESOURCE HEALTHCARE, INC.


                                       and


                   THE INITIAL PURCHASERS NAMED IN SCHEDULE I

                           Dated as of August 6, 2002

                                TABLE OF CONTENTS

                                                                                                            Page
ARTICLE I THE SHARES AND SERIES G WARRANTS.......................................................................1

         SECTION 1.01               Issuance and Sale of the Shares..............................................1
                                    -------------------------------
         SECTION 1.02               Closing......................................................................2
                                    -------
         SECTION 1.03               Closing and Delivery of the Shares...........................................2
                                    ----------------------------------
         SECTION 1.04               The Series G Warrants........................................................3
                                    ---------------------

ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE COMPANY.........................................................3

         SECTION 2.01               Organization, Qualifications and Corporate Power.............................3
                                    ------------------------------------------------
         SECTION 2.02               Authorization of Agreements, Etc.............................................4
                                    ---------------------------------
         SECTION 2.03               Validity.....................................................................5
                                    --------
         SECTION 2.04               Authorized Capital Stock.....................................................5
                                    ------------------------
         SECTION 2.05               Third Party Approvals........................................................6
                                    ---------------------
         SECTION 2.06               Litigation...................................................................6
                                    ----------
         SECTION 2.07               Financial Statements.........................................................6
                                    --------------------
         SECTION 2.08               Absence of Certain Changes...................................................7
                                    --------------------------
         SECTION 2.09               Proprietary Information of Third Parties.....................................7
                                    ----------------------------------------
         SECTION 2.10               Patents, Trademarks, Copyrights, Etc.........................................8
                                    -------------------------------------
         SECTION 2.11               Compliance with Law..........................................................9
                                    -------------------
         SECTION 2.12               Certain Other Agreements.....................................................9
                                    ------------------------
         SECTION 2.13               Offering of the Shares.......................................................9
                                    ----------------------
         SECTION 2.14               Brokers.....................................................................10
                                    -------
         SECTION 2.15               Employees...................................................................10
                                    ---------
         SECTION 2.16               U.S. Real Property Holding Corporation......................................10
                                    --------------------------------------
         SECTION 2.17               Taxes.......................................................................10
                                    -----
         SECTION 2.18               Environmental Matters.......................................................11
                                    ---------------------
         SECTION 2.19               Affiliate Transactions......................................................12
                                    ----------------------
         SECTION 2.20               Certain Regulatory Matters..................................................12
                                    --------------------------
         SECTION 2.21               Certain Additional Regulatory Matters.......................................12
                                    -------------------------------------
         SECTION 2.22               Medicare/Medicaid Participation.............................................13
                                    -------------------------------
         SECTION 2.23               Compliance with Medicare/Medicaid and Insurance Programs....................14
                                    --------------------------------------------------------
         SECTION 2.24               Insurance...................................................................14
                                    ---------
         SECTION 2.25               Real Property and Leaseholds................................................15
                                    ----------------------------
         SECTION 2.26               Tangible Assets.............................................................15
                                    ---------------
         SECTION 2.27               Customer and Vendor Relations...............................................16
                                    -----------------------------
         SECTION 2.28               Books and Records...........................................................16
                                    -----------------
         SECTION 2.29               Disclosure..................................................................16
                                    ----------
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                                       i
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
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
ARTICLE III REPRESENTATIONS, WARRANTIES AND COVENANTS  OF THE PURCHASERS........................................16

         SECTION 3.01               Representations.............................................................16
                                    ---------------

ARTICLE IV CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS......................................................17

         SECTION 4.01               Conditions..................................................................17
                                    ----------
         SECTION 4.02               Conditions Precedent to Additional Closings.................................20
                                    -------------------------------------------

ARTICLE V COVENANTS OF THE COMPANY..............................................................................22

         SECTION 5.01               Financial Statements, Reports, Etc..........................................22
                                    -----------------------------------
         SECTION 5.02               Reserve for Conversion Shares and for Conversion of Series G Shares.........23
                                    -------------------------------------------------------------------
         SECTION 5.03               Corporate Existence.........................................................24
                                    -------------------
         SECTION 5.04               Properties, Business, Insurance.............................................24
                                    -------------------------------
         SECTION 5.05               Inspection, Consultation and Advice.........................................25
                                    -----------------------------------
         SECTION 5.06               Restrictive Agreements Prohibited...........................................25
                                    ---------------------------------
         SECTION 5.07               Transactions with Affiliates................................................25
                                    ----------------------------
         SECTION 5.08               Use of Proceeds.............................................................25
                                    ---------------
         SECTION 5.09               Activities of Subsidiaries..................................................25
                                    --------------------------
         SECTION 5.10               Compliance with Laws........................................................26
                                    --------------------
         SECTION 5.11               Keeping of Records and Books of Account.....................................26
                                    ---------------------------------------
         SECTION 5.12               Certain Transactions........................................................26
                                    --------------------
         SECTION 5.13               Publication Matters.........................................................29
                                    -------------------
         SECTION 5.14               Certain Insurance and Liability Matters.....................................29
                                    ---------------------------------------
         SECTION 5.15               Indemnification.............................................................29
                                    ---------------
         SECTION 5.16               Key Man Insurance...........................................................30
                                    -----------------
         SECTION 5.17.              EBITDA......................................................................30
                                    ------
         SECTION 5.18               Minimum Cash and Availability...............................................30
                                    -----------------------------
         SECTION 5.19               Board Constitution..........................................................30
                                    ------------------
         SECTION 5.20               Termination of Covenants....................................................31
                                    ------------------------

ARTICLE VI MISCELLANEOUS........................................................................................31

         SECTION 6.01               Expenses....................................................................31
                                    --------
         SECTION 6.02               Survival of Agreements......................................................31
                                    ----------------------
         SECTION 6.03               Brokerage...................................................................31
                                    ---------
         SECTION 6.04               Parties in Interest.........................................................31
                                    -------------------
         SECTION 6.05               Notices.....................................................................32
                                    -------
         SECTION 6.06               Governing Law; Jury Trial Waiver............................................32
                                    --------------------------------
         SECTION 6.07               Injunctive Relief...........................................................32
                                    -----------------
         SECTION 6.08               Assignment..................................................................32
                                    ----------
         SECTION 6.09               Limitation of Liability.....................................................33
                                    -----------------------
         SECTION 6.10               Entire Agreement............................................................33
                                    ----------------
         SECTION 6.11               Counterparts................................................................33
                                    ------------

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                                       ii
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
         SECTION 6.12               Amendments..................................................................33
                                    ----------
         SECTION 6.13               Severability................................................................33
                                    ------------
         SECTION 6.14               Titles and Subtitles........................................................33
                                    --------------------
         SECTION 6.15               Certain Defined Terms.......................................................33
                                    ---------------------

                                    SCHEDULES
                                    ---------

Schedule I        Initial Closing
Schedule II       Additional Closings
Schedule III      Not Used
Schedule IV       Post Initial Closing Capitalization
Schedule V        Financial Statements


                                    EXHIBITS
                                    --------

Exhibit A         Form of Share Certificate of Series G Preferred Stock
Exhibit B         Form of Warrant
Exhibit C         Form of Co-Sale Agreement
Exhibit D         Form of Amended and Restated Registration Rights Agreement
Exhibit E         Articles of Organization and All Amendments Thereto
Exhibit F         By-Laws
Exhibit G         Series G Certificate of Vote
Exhibit H         Form of Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
Exhibit I         Form of CS Certificate and Letter
Exhibit J         Conversion and Exchange Agreement

     THIS PURCHASE AGREEMENT (this "AGREEMENT"), dated as of August 6, 2002, is made by and among PrimeSource Healthcare, Inc., a Massachusetts corporation (the "COMPANY"), and the initial purchasers named in the attached SCHEDULE I (each, individually, an "INITIAL PURCHASER" and collectively, the "INITIAL PURCHASERS").

     WHEREAS, on the terms and subject to the conditions set forth in this Agreement, the Company wishes to issue and sell to the Initial Purchasers on the date hereof (the "INITIAL CLOSING DATE," and the consummation of such issuance and sale, the "INITIAL CLOSING") shares (the "SHARES") of authorized but unissued Series G Convertible Redeemable Preferred Stock, no par value, of the Company (the "SERIES G PREFERRED STOCK,") as set forth in the attached Schedule I hereto; and the Initial Purchasers, severally, on the terms and subject to the conditions set forth in this Agreement, wish to purchase such Shares on the Initial Closing Date;

     WHEREAS, as an incentive to the Initial Purchasers to enter into this Agreement, the Company will issue to such Initial Purchaser a certain number of warrants (the "SERIES G WARRANTS") exercisable for shares of the Common Stock, par value $0.01, of the Company (the "COMMON STOCK").

     WHEREAS, on the terms and subject to the conditions set forth in this Agreement, the Company wishes to issue and sell to certain of the Initial Purchasers on the Additional Closing Dates (as defined below) the number of shares of authorized but unissued Series G Preferred Stock set forth opposite each such Initial Purchaser's name in the attached SCHEDULE II; and such Initial Purchasers, severally, on the terms and subject to the conditions set forth in this Agreement, wish to purchase such shares of Series G Preferred Stock on each such Additional Closing Date;

          WHEREAS, on the terms and subject to the conditions set forth in this Agreement, the Company wishes to issue and sell up to an additional 17,813 shares of Series G Preferred Stock on the Additional Closing Dates to investors who are not Initial Purchasers (such investors, the "ADDITIONAL PURCHASERS," and collectively with the Initial Purchasers, the "PURCHASERS");

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I
                        THE SHARES AND SERIES G WARRANTS

     SECTION 1.01 ISSUANCE AND SALE OF THE SHARES AT INITIAL CLOSING. Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to each Initial Purchaser, and each Initial Purchaser hereby agrees to purchase from the Company on the Initial Closing Date, the amount of Shares set forth opposite the name of such Initial Purchaser under the heading "Amount of Series G Shares to be Purchased" on SCHEDULE I, at the purchase price (the "PURCHASE PRICE") set forth opposite the name of such Initial Purchaser under the heading "Purchase Price for Series G Shares" on SCHEDULE I; provided, however, that in no event shall the Initial Closing occur prior to the consummation of all of the transactions contemplated by the Conversion and Exchange Agreement.

     SECTION 1.02 ISSUANCE AND SALE OF SHARES OF SERIES G PREFERRED STOCK AT ADDITIONAL CLOSINGS.

     (a) Subject to the terms and conditions of this Agreement, on September 15, 2002 (the "FIRST ADDITIONAL CLOSING DATE"), November 15, 2002 (the "SECOND ADDITIONAL CLOSING DATE") and January 15, 2003 (the "THIRD ADDITIONAL CLOSING DATE") (the First Additional Closing Date, the Second Additional Closing Date, and the Third Additional Closing Date, each an "ADDITIONAL CLOSING DATE" and collectively, the "ADDITIONAL CLOSING DATES"), the Company agrees to issue and sell to certain of the Initial Purchasers, and each such Initial Purchaser hereby agrees to purchase from the Company, the number of shares of Series G Preferred Stock set forth opposite the name of such Initial Purchaser under the heading "Amount of Series G Shares to be Purchased" on SCHEDULE II, at the purchase price set forth opposite the name of such Initial Purchaser under the heading "Purchase Price for Series G Shares" on Schedule II.

     (b) The Company may, at any Additional Closing, offer and sell up to an aggregate of 17,813 shares of Series G Preferred Stock to Additional Purchasers. Such shares of Series G Preferred Stock to be issued in an Additional Closing shall be sold pursuant to, and subject to the provisions of, this Agreement, as modified solely to add an additional signature hereto and an additional name added as part of SCHEDULE II hereto. Upon execution of such additional signature page, each such Additional Purchaser shall be deemed a Purchaser under this Agreement.

     (c) The consummation of the issuance and sale of shares of Series G Preferred Stock to certain of the Initial Purchasers and any Additional Purchasers, if applicable, on any ADDITIONAL CLOSING Date shall be defined herein as an "Additional Closing". Each of the Initial Closing and each Additional Closing shall be defined individually herein as a "CLOSING," and collectively as the "CLOSINGS." Each of the Initial Closing Date and each Additional Closing Date shall be defined individually herein as a "CLOSING DATE," and collectively as the "CLOSING DATES." The Shares and the shares of Series G Preferred Stock issued pursuant to the Conversion and Exchange Agreement (as defined below) and purchased at each Additional Closing shall be defined herein as the "SERIES G SHARES," with each being a "SERIES G SHARE".

     SECTION 1.03   CLOSINGS AND DELIVERY OF SERIES G SHARES.

     (a) The Initial Closing shall take place at the offices of Gibson, Dunn & Crutcher LLP, 333 South Grand Avenue, Los Angeles, California 90071 at 1:00 p.m. on the Initial Closing Date. At the Initial Closing, the Company shall issue and deliver to each Initial Purchaser certificates, registered in the name of such Initial Purchaser, representing each of the Shares substantially in the form of EXHIBIT A attached hereto, being purchased by it at the Initial Closing, as set forth on SCHEDULE I hereto. At the Initial Closing, the Initial Purchasers shall wire transfer in immediately available funds their respective portions of the Purchase Price, as set forth in SCHEDULE I hereto.

     (b) Each Additional Closing shall take place at the offices of Gibson, Dunn & Crutcher LLP, 333 South Grand Avenue, Los Angeles, California 90071 at 10:00 a.m. on the applicable Additional Closing Date. At each Additional Closing, the Company shall issue and deliver to each Initial Purchaser certificates, registered in the name of such Initial Purchaser, representing the Series G Shares being purchased by it at such Additional Closing, as set forth on SCHEDULE II hereto. At each Additional Closing, the Initial Purchasers shall wire transfer in immediately available funds their respective portions of the Purchase Price, as set forth in SCHEDULE II hereto. At each Additional Closing, the Company shall issue and deliver to each Additional Purchaser, if any, certificates, substantially in the form of EXHIBIT A attached hereto, registered in the name of such Additional Purchaser, representing the Series G Shares being purchased by it at such Additional Closing. At each Additional Closing, each Additional Purchaser, if any, shall wire transfer in immediately available funds an amount equal to $32.00 per Series G Share purchased at such Additional Closing by such Additional Purchaser.

     SECTION 1.04 THE SERIES G WARRANTS. The Company agrees to issue to each Initial Purchaser, in consideration of the purchase by such Initial Purchaser of Shares pursuant to this Agreement the number of Series G Warrants set forth opposite the name of such Initial Purchaser under the heading "Amount of Warrants Eligible for Issuance" on SCHEDULE I, substantially in the form of EXHIBIT B attached hereto.

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         As of each Closing Date the Company hereby represents and warrants to each Purchaser that, except as set forth in the Disclosure Letter (which makes explicit reference to the particular representation or warranty as to which exception is taken, which in each case shall constitute the sole representation and warranty as to which such exception shall apply):

     SECTION 2.01   ORGANIZATION, QUALIFICATIONS AND CORPORATE POWER.

     (a) Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as currently conducted and as proposed to be conducted. The Company is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification. Each of the Company and its Subsidiaries has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted.

     (b) The Company has the corporate power and authority (i) to execute, deliver and perform its obligations under this Agreement, the Series G Warrants, the Second Co-Sale Agreement, dated as of August 6, 2002, among the Company, the Purchasers and certain other signatories (the "CO-SALE AGREEMENT"), the Second Amended and Restated Registration Rights Agreement, dated as of August 6, 2002, among the Company, the Purchasers and certain stockholders of the Company (the "AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT", and together with this Agreement, the Series G Warrants, the Co-Sale Agreement and the Amended and Restated Registration Rights Agreement, the "TRANSACTION DOCUMENTS"); (ii) to issue, sell and deliver the Shares at the Initial Closing, the Series G Warrants in accordance with SECTION 1.04 of this Agreement, and the Series G Shares at each Additional Closing; and (iii) to issue and deliver the shares of Common Stock issuable upon conversion of the Series G Shares (the "CONVERSION SHARES") and exercise of the Series G Warrants, in each instance, in accordance with the terms of the Series G Shares and the Series G Warrants.

     (c) Neither the Company, other than with respect to a Subsidiary of the Company, nor any of its Subsidiaries (i) owns of record or beneficially, directly or indirectly (A) any shares of capital stock or securities convertible into capital stock of any other corporation or (B) any participating or limited liability company interest in any partnership, joint venture, limited liability company or other non-corporate business enterprise or (ii) controls, directly or indirectly, any other entity.

     SECTION 2.02   AUTHORIZATION OF AGREEMENTS, ETC.

     (a) The execution and delivery by the Company of the Transaction Documents, the performance by the Company of its obligations under the Transaction Documents in accordance with their respective terms, and the issuance, sale and delivery of the Shares at the Initial Closing, the Series G Warrants in accordance with SECTION 1.04 of this Agreement, and the Series G Shares at each Additional Closing; have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Organization of the Company, as amended through the date hereof, a copy of which is attached as EXHIBIT E (the "ARTICLES OF ORGANIZATION"), the By-Laws of the Company, a copy of which is attached as EXHIBIT F, or any provision of any indenture, agreement or other instrument to which the Company, any of its Subsidiaries, or any of their respective properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or any of its Subsidiaries.

     (b) The Shares have been duly authorized, and when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and nonassessable shares of Series G Preferred Stock with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in the Transaction Documents. The Series G Shares issued at each Additional Closing, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and nonassessable shares of Series G Preferred Stock with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in the Transaction Documents. The Series G Warrants have been duly authorized.

     (c) The Conversion Shares and the shares of Common Stock issuable upon exercise of the Series G Warrants, when issued in accordance with their respective terms, and assuming that the Articles of Organization of the Company shall have been amended prior to exercise and/or conversion to authorize a sufficient number of shares of Common Stock for the purposes of such exercise and/or conversion, will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in this Agreement.

     (d) None of the issuance, sale or delivery of the Shares at the Initial Closing, the Series G Shares at each Additional Closing or the Series G Warrants is subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any Person that has not been effectively waived. Neither the issuance or delivery of the Conversion Shares or the shares of Common Stock issuable upon exercise of the Series G Warrants is subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any Person that has not been effectively waived.

     SECTION 2.03 VALIDITY. The Transaction Documents have been duly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms (subject in each case as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the rights of creditors generally).

     SECTION 2.04   AUTHORIZED   AND  ISSUED   CAPITAL  STOCK  AND   CONVERTIBLE
SECURITIES.

     (a) As of immediately prior to the Initial Closing, the authorized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock, (ii) 500,000 shares of preferred stock, par value $1.00 per share, of which 10,000 shares have been designated Series A Preferred Stock, 46,889 shares have been designated Series B Convertible Preferred Stock, 344,864 shares have been designated Series C Convertible Preferred Stock and 20,000 shares have been designated Series D Exchangeable Preferred Stock and (iii) 10,000,000 shares of preferred stock, no par value per share, of which 1,000,000 shares have been designated Series E Convertible Preferred Stock, 5,221,248 shares have been designated as Series F Convertible Redeemable Preferred Stock and 230,000 have been designated as Series G Preferred Stock. As of immediately prior to the Initial Closing, 22,713,357 shares of Common Stock and 101,563 shares of Series G Convertible Redeemable Preferred Stock will be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof.

     (b) As of immediately after the Initial Closing, 22,713,357 shares of Common Stock and 172,015 shares of Series G Preferred Stock will be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof.

     (c) As of immediately after the Initial Closing, the preferred stockholders of record and the aggregate numbers of outstanding shares of Common Stock, subscriptions, warrants, options, convertible securities, and other rights (contingent or other) to purchase or otherwise acquire Common Stock or preferred stock of the Company, are as set forth in the attached SCHEDULE IV.

     (d) The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Articles of Organization and the Certificate of Vote of Directors Establishing the Class of Series G Convertible Preferred Stock (the "SERIES G CERTIFICATE OF VOTE"), a copy of which is attached hereto as EXHIBIT G, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws, and, other than as set forth in SCHEDULE IV as of immediately after the Initial Closing (i) no Person owns of record or is known to the Company to own beneficially any share of Common Stock, (ii) no subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire equity securities of the Company is authorized or outstanding and (iii) there is no commitment by the Company to issue shares, subscriptions, warrants, options, convertible equity or debt securities, or other such rights or to distribute to holders of any of its equity or debt securities any evidence of indebtedness or asset. Except as provided for in the Articles of Organization and the Series G Certificate of Vote, the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as set forth in the Amended and Restated Registration Rights Agreement, the Voting Agreement and the Articles of Organization and the Series G Certificate of Vote, there are no voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Company whether or not the Company is a party thereto. All of the outstanding securities of the Company were issued in compliance with all applicable federal and state securities laws.

     SECTION 2.05 THIRD PARTY APPROVALS. No registration or filing with, or consent or approval of or other action by any third party, is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement, or the issuance, sale and delivery of the Shares upon the Initial Closing Date or the Series G Shares upon each Additional Closing Date or the Series G Warrants, other than filings pursuant to state and federal securities laws (all of which filings have been made by the Company, other than those which are required to be made after the Initial Closing and which will be duly made on a timely basis) in connection with the sale of the Shares upon the Initial Closing Date, the Series G Shares upon each Additional Closing Date and the Series G Warrants.

     SECTION 2.06 LITIGATION. As of the date hereof there is no action, suit, claim, proceeding or investigation pending or, to the best of the Company's knowledge, threatened against or affecting the Company or its Subsidiaries that could have a Material Adverse Effect and neither the Company nor its Subsidiaries is subject to any order, writ, injunction or decree entered in any lawsuit or proceeding and the Company knows of no basis for any of the foregoing that could have a Material Adverse Effect.

     SECTION 2.07   FINANCIAL STATEMENTS.

     (a) The Company's audited balance sheets and audited statements of income as of June 30, 2001 and each of the Company's and PrimeSource Surgical, Inc.'s unaudited balance sheets and unaudited statements of income for the twelve-month period ended June 30, 2002 (collectively, the "FINANCIAL STATEMENTS") are set forth on SCHEDULE V. The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated and with each other (except that the Financial Statements may not contain all footnotes required by GAAP) and fairly present the financial condition of the Company and its Subsidiaries and the results of operations as of such dates and for such periods indicated. Except as reflected in the Financial Statements, neither the Company nor any of its Subsidiaries is a guarantor or indemnitor of any indebtedness or Liability (as defined herein) of any other Person. The Company and its Subsidiaries maintain a standard system of accounting established and administered in accordance with GAAP. The general ledger, accounts receivable, accounts payable, bank reconciliations and payroll records of the Company and its Subsidiaries have been maintained in all material respects in the ordinary course and contain a materially correct and complete record of the matters typically contained in records of such nature.

     (b) Neither the Company nor any of its Subsidiaries has received any management letters or other letters from the Company's or its Subsidiaries' independent auditing firm(s) relating to the results of operations, financial statements or internal controls of the Company or its Subsidiaries insofar as the same may pertain to the business or assets of the Company or its Subsidiaries.

     SECTION 2.08   ABSENCE OF CERTAIN CHANGES.

     (a) Since June 30, 2001, there has not been any change to the financial condition of the Company or its Subsidiaries that would have a Material Adverse Effect on the Company or any of its Subsidiaries or any Material Adverse Change in the business or prospects of the Company or its Subsidiaries, and, except as reflected in the Financial Statements, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock;
(ii) made capital expenditures or commitments therefore, other than such capital expenditures or commitments made in the ordinary course consistent with past practice; (iii) made any loans or advances to any Person exceeding $15,000 individually or $30,000 in the aggregate (other than advances for business or travel expenses) or guaranteed the obligations of any Person; (iv) sold, exchanged or otherwise disposed of any of its assets or rights exceeding $15,000 individually or $30,000 in the aggregate, other than the sale, exchange or other disposition of its equipment and services in the ordinary course of business consistent with past practice; (v) incurred any material change in the assets, liabilities, financial condition, operating results or business of the Company or any of its Subsidiaries from that reflected in the Financial Statements; (vi) suffered any damage, destruction or loss, whether or not covered by insurance, that had or would have a Material Adverse Effect; (vii) waived a right or a debt owed to it exceeding $5,000 individually or $25,000 in the aggregate; (viii) satisfied or discharged any encumbrance or payment of any obligation; (ix) agreed to or made any material change or amendment to any Material Agreement;
(x) permitted or allowed any of its assets to be subjected to any material encumbrance; (xi) written up the value of any inventory, notes or accounts receivable or other assets in any material respect; (xii) licensed, sold, transferred, pledged, modified, disclosed, disposed of or permitted to lapse any right to the use of any Intellectual Property (as defined herein); (xiii) made any change in any method of accounting or accounting practice or any change in depreciation or amortization policies or rates previously adopted; (xiv) paid, lent or advanced any amount to, sold, transferred or leased any assets to or entered into any Material Agreement or material arrangement with any of its Subsidiaries or entered into any agreement or arrangement whatsoever with any of its Affiliates other than its Subsidiaries, except for directors' fees, travel expense advances and employment compensation to officers; or (xv) incurred or suffered any other event or condition of any character that could reasonably be expected to have a Material Adverse Effect.

     (b) Since June 30, 2001, except as reflected in the Financial Statements, neither the Company nor any of its Subsidiaries has made any material change in any compensation arrangement or agreement with any employee that would increase such employee's total compensation by more than ten percent (10%).

     SECTION 2.09 PROPRIETARY INFORMATION OF THIRD PARTIES. No third party has claimed or, to the Company's knowledge, has reason to claim that any Person employed by or affiliated with the Company or any of its Subsidiaries has (a) violated or may be violating any of the terms or conditions of his or her employment, non-competition or non-disclosure agreement with such third party,
(b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party or (c) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from the Company or any of its Subsidiaries which suggests that such a claim might be contemplated. To the Company's knowledge, no Person employed by or affiliated with the Company or any of its Subsidiaries has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer, except as licensed or otherwise authorized or permitted to do so, and no Person employed by or affiliated with the Company or any of its Subsidiaries has violated any confidential relationship which such Person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of the Company or any of its Subsidiaries, and the Company has no reason to believe there will be any such employment or violation. None of the execution or delivery of this Agreement, or the carrying on of the business of the Company or any of its Subsidiaries as officers, employees or agents by any officer, employee or agent of the Company or any of its Subsidiaries, or the conduct or proposed conduct of the business of the Company or any of its Subsidiaries, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any such Person is obligated.

     SECTION 2.10   PATENTS,  TRADEMARKS,  COPYRIGHTS, ETC. Set forth in Section
2.10 of the Disclosure Letter is a list and brief description of all domestic and foreign patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names and copyrights, and all applications for such which are in the process of being prepared, owned by or registered in the name of the Company or any of its Subsidiaries, or of which the Company or any of its Subsidiaries is a licensor or licensee or in which the Company or any of its Subsidiaries has any right, and in each case a brief description of the nature of such right. The Company and its Subsidiaries own or possess adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, customer lists and know how (collectively, "Intellectual Property") necessary to the conduct of their business as conducted and as proposed to be conducted, and no claim is pending or, to the best of the Company's knowledge, threatened on the ground that the operations of the Company or any of its Subsidiaries infringe upon or conflict with the asserted rights of any other Person under any Intellectual Property, and to the best of the Company's knowledge there is no basis for any such claim (whether or not pending or threatened). No claim is pending or, to the best of the Company's knowledge, threatened on the ground that any such Intellectual Property owned or licensed by the Company or any of its Subsidiaries, or which the Company or any of its Subsidiaries otherwise has the right to use, is invalid or unenforceable by the Company or any of its Subsidiaries, and there is no basis for any such claim (whether or not pending or threatened). To the best of the Company's knowledge, all technical information developed by and belonging to the Company or any of its Subsidiaries which has not been patented has been kept confidential.

     SECTION 2.11   COMPLIANCE WITH LAW.

     (a) The Company and each of its Subsidiaries is in material compliance with all Applicable Laws. Neither the Company nor any of its Subsidiaries has received any notice of, nor does the Company have any knowledge of, any material violation (or of any investigation, inspection, audit or other proceeding by any Governmental Entity involving allegations of any material violation) of any Applicable Law involving or related to the Company or any of its Subsidiaries which has not been dismissed or otherwise disposed of. Neither the Company nor any of its Subsidiaries has received notice or otherwise has any knowledge that the Company or any of its Subsidiaries is charged with, threatened with or under investigation with respect to, any violation of any Applicable Law, or has any knowledge of any proposed change in any Applicable Law that would have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability which may be material to its business, prospects, financial condition, operations, property or affairs. There is no existing law, rule, regulation or order, and the Company and each of its Subsidiaries is not aware of any proposed law, rule, regulation or order, whether federal, state, county or local, which would prohibit the Company or any of its Subsidiaries from, or otherwise materially adversely affect the Company or any of its Subsidiaries in, conducting its business in any jurisdiction in which it proposes to conduct business.

     (b) Each of the Company and its Subsidiaries has, and, to the Company's knowledge after due inquiry, all professional employees or agents of the Company and each of its Subsidiaries have, all licenses, franchises, permits, accreditations, authorizations, including consents or orders of, or filings with, or other approvals from all Governmental Entities ("APPROVALS") necessary for the conduct of, or relating to the operation of, the business of the Company and its Subsidiaries and the occupancy and operation, for its present uses, of the real and personal property which the Company and its Subsidiaries own or lease. Neither the Company nor any of its Subsidiaries is in material violation of any such Approval or any terms or conditions thereof. All such Approvals are in full force and effect, have been issued to and fully paid for by the holder thereof and no notice or warning from any Governmental Entity with respect to the suspension, revocation or termination of any Approval has been, to the knowledge of the Company, threatened by any Governmental Entity or issued or given to the Company or its Subsidiaries. No such Approvals will in any way be affected by, terminate or lapse by reason of the consummation of all or any portion of the transactions contemplated by this Agreement.

     SECTION 2.12 CERTAIN OTHER AGREEMENTS. The Company has no legal obligation, absolute or contingent, to any other person or firm to sell the Capital Stock, material assets or the business of the Company or its Subsidiaries or to effect any merger, consolidation, liquidation, dissolution, recapitalization or other reorganization of the Company or its Subsidiaries or to enter into any agreement with respect thereto, other than pursuant to the Conversion and Exchange Agreement.

     SECTION 2.13 OFFERING OF SERIES G SHARES AND THE SERIES G WARRANTS. Neither the Company nor any Person authorized or employed by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the Series G Shares or any security of the Company similar to the Series G

Shares or the Series G Warrants has offered the Series G Shares and/or the Series G Warrants or any such similar security for sale to, or solicited any offer to buy the Series G Shares and/or the Series G Warrants, or any such similar security from, or otherwise approached or negotiated with respect thereto with, any Person or Persons, and neither the Company nor any Person acting on its behalf has taken or will take any other action (including, without limitation, any offer, issuance or sale of any security of the Company under circumstances which might require the integration of such security with the Series G Shares or the Series G Warrants under the Securities Act or the rules and regulations of the Commission thereunder), in either case so as to subject the offering, issuance or sale of the Series G Shares or the Series G Warrants to the registration provisions of the Securities Act.

     SECTION 2.14   BROKERS.  The  Company  has  no  contract,   arrangement  or
understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

     SECTION 2.15 EMPLOYEES. No officer or key employee of the Company or any of its Subsidiaries has advised the Company (orally or in writing) that he or she intends to terminate employment with the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has ever had any employees represented by collective bargaining agreements. Each of the Company and its Subsidiaries is in compliance with all material Applicable Laws respecting employment practices, terms and conditions of employment and wages and hours and is not engaged in any unfair labor practice. There is no unfair labor practice charge or complaint against the Company or any of its Subsidiaries pending before the National Labor Relations Board or any other governmental agency arising out of the activities of the Company or its Subsidiaries of which the Company or any of its Subsidiaries has received notice or of which the Company has knowledge, and the Company has no knowledge of any facts or information which would give rise thereto. There is no labor strike or labor disturbance pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries. No collective bargaining representation petition is pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries. Each of the Company or its Subsidiaries has complied with all material Applicable Laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and the payment of Social Security and other taxes, and with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     SECTION 2.16 U.S. REAL PROPERTY HOLDING CORPORATION. Neither the Company nor any of its Subsidiaries is now nor has ever been a "United States real property holding corporation", as defined in Section 897(c)(2) of the Internal Revenue Code of 1986, as amended, and Section 1.897-2(b) of the Regulations promulgated by the Internal Revenue Service, and the Company and each of its Subsidiaries, as applicable, has filed with the Internal Revenue Service all statements, if any, with its United States income tax returns which are required under Section 1.897-2(h) of such Regulations.

     SECTION 2.17 TAXES. The Company and each of its Subsidiaries, as applicable, have filed, or caused to be filed, on a timely basis all tax returns (including payroll, unemployment and other taxes related to its employees and independent contractors) required to be filed with any federal, state, local or municipal governmental body, all such tax returns are true, correct and complete in all material respects and the Company and each of its Subsidiaries, as applicable, have paid or caused to be paid all taxes, levies, assessments, tariffs, duties or other fees and any interest and penalties thereon ("TAXES") imposed, assessed or collected by any governmental body that may have become due and payable pursuant to those tax returns or otherwise. No such federal, state, local or municipal tax returns have ever been audited by the Internal Revenue Service, state or other authorities. No deficiency assessment with respect to or proposed adjustment of any of the Company's or any of its Subsidiaries, as applicable, Federal, state, municipal or local tax returns has occurred or, to the Company's knowledge, is threatened. There has been no tax lien imposed by any governmental body outstanding against the business or the Company's or any of its Subsidiaries' assets or properties, except liens for current taxes not yet due. The reserve for Taxes on the balance sheet in the Financial Statements is fully adequate to cover all liabilities for Taxes with respect to periods ending on or before the Closing Date.

     SECTION 2.18   ENVIRONMENTAL MATTERS.

     (a) Each of the Company and its Subsidiaries: (i) is, and within the period of all applicable statutes of limitation has been, in material compliance with all applicable Environmental Laws; (ii) holds all Environmental Permits (each of which is in full force and effect) required for any of its current operations or for any property owned, leased or otherwise operated by it; (iii) is, and within the period of all applicable statutes of limitation has been, in material compliance with all of its Environmental Permits; and (iv) reasonably believes that each of its Environmental Permits currently in effect will be renewed effective prior to the expiration of such Environmental Permit.

     (b) Neither the Company nor any of its Subsidiaries has received any notice of alleged, actual or potential responsibility for, or any inquiry or investigation regarding, any Environmental Condition. Neither the Company nor any of its Subsidiaries has received any notice of any other claim, demand or action by any individual or entity alleging any actual or threatened injury or damage to any person, property, natural resource or the environment arising from or relating to any Release or threatened Release of any Hazardous Materials at, on, under, in, to or from any Facility or any former Facilities, or in connection with any operations or activities of the Company or its Subsidiaries.

     (c) Neither the Company nor any of its Subsidiaries has entered into or agreed to and is not subject to any consent decree, order or settlement or other agreement in any judicial, administrative, arbitral or other similar forum relating to compliance with or Liability under any Environmental Law.

     (d) Hazardous Materials have not been transported, disposed of, emitted, discharged or otherwise Released or threatened to be Released to or at any real property presently or formerly owned or leased by the Company or its Subsidiaries, which Hazardous Materials are reasonably expected to (i) give rise to a material Liability of the Company or any of its Subsidiaries under any applicable Environmental Law, (ii) interfere with the Company's or any of its Subsidiaries continued operations or (iii) materially impair the fair salable value of any real property owned or leased by the Company or any of its Subsidiaries.

     (e) Neither the Company nor any of its Subsidiaries has assumed or retained, by contract or, to the knowledge of the Company, by operation of law in connection with the sale or transfer of any assets or business, Liabilities arising from or associated with or otherwise in connection with such assets or business of any kind, fixed or contingent, known or not known, under any applicable Environmental Law. Neither the Company nor any of its Subsidiaries is required to make any material capital or other expenditures to comply with any Environmental Law nor to the knowledge of the Company is there any reasonable basis on which any Governmental Entity could take any action that would require any such capital expenditures.

     (f) True, complete and correct copies of the written reports, and all parts thereof, of all environmental audits or assessments which have been conducted in respect of any Facility or any former Facility within the past five
(5) years, either by the Company, any of its Subsidiaries or any attorney, environmental consultant or engineer or other Person engaged by the Company or any of its Subsidiaries for such purpose, have been delivered to the Purchaser.

     SECTION 2.19 AFFILIATE TRANSACTIONS. Except for regular salary payments, warrants, rights, options and fringe benefits under an individual's compensation package with the Company or any of its Subsidiaries, none of the officers, directors, employees or other Affiliates of the Company or any of its Subsidiaries is a party to any agreement, understanding, indebtedness or proposed transaction with the Company or any of its Subsidiaries or, to the Company's knowledge, is directly interested in any Material Agreement with the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has guaranteed or assumed any obligations of its officers, directors, employees or other Affiliates or members of any of their families. To the Company's knowledge, other than as contemplated by this Agreement, none of the officers, directors, employees or other Affiliates of the Company or any of its Subsidiaries has any direct or indirect ownership interest in any Person with which the Company or any of its Subsidiaries has a business relationship or with any Person that competes with the Company or any of its Subsidiaries.

     SECTION 2.20 CERTAIN REGULATORY MATTERS. Neither the Company nor any of its Subsidiaries has, since June 30, 1999, received notice that the Company or any of its Subsidiaries has been, or to the Company's knowledge has been, the subject of any investigative proceeding before any federal or state regulatory authority or the agent of any such authority, including, without limitation, federal and state health authorities.

     SECTION 2.21 CERTAIN ADDITIONAL REGULATORY MATTERS. Neither the Company, any of its Subsidiaries nor any of their officers, directors or managing employees, as that term is defined in 42 C.F.R. Section 1001.1001(a)(1), nor to the knowledge of the Company, the other employees or agents of any of the Company or any of its Subsidiaries have engaged in any activities which are prohibited under criminal law, or are cause for civil penalties or mandatory or permissive exclusion from Medicare or Medicaid, or any other state health care program as defined in SSA Section 1128(h) or any regulations promulgated thereunder ("State Health Care Program") or a federal health care program as defined in the Social Security Act ("SSA") (42 U.S.C. Section 1320a-3), Section 1128B(f) ("Federal Health Care Program") under Sections 1320a-7, 1320a-7a, 1320a-7b or 1395nn of Title 42 of the United States Code, the federal Civilian Health and Medical Plan of the Uniformed Services statute ("CHAMPUS"), or the regulations promulgated pursuant to such statutes or regulations or related state or local statutes or which are prohibited by any private accrediting organization from which the Company or any of its Subsidiaries seeks accreditation or by generally recognized professional standards of care or conduct, including, but not limited to, the following activities:

     (a) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any application for any benefit or payment;

     (b) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment;

     (c) presenting or causing to be presented a claim for reimbursement under CHAMPUS, Medicare, Medicaid or any other State Health Care Program or Federal Health Care Program that is (i) for an item or service that the Person presenting or causing to be presented knows or should know was not provided as claimed or (ii) for an item or service that the Person presenting knows or should know that the claim is false or fraudulent;

     (d) knowingly and willfully offering, paying, soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind (i) in return for referring, or to induce the referral of, an individual to a Person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by CHAMPUS, Medicare or Medicaid or any other State Health Care Program or any Federal Health Care Program or (ii) in return for, or to induce the purchase, lease or order or the arranging for or recommending of the purchase, lease or order of, any good, facility, service or item for which payment may be made in whole or in part by CHAMPUS, Medicare or Medicaid or any other State Health Care Program or any Federal Health Care Program; or

     (e) knowingly and willfully making or causing to be made or inducing or seeking to induce the making of any false statement or representation (or omitting to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading) of a material fact with respect to (i) the conditions or operations of a facility in order that the facility may qualify for CHAMPUS, Medicare, Medicaid or any other State Health Care Program certification or any Federal Health Care Program certification or
(ii) information required to be provided under Section 1124(A) of the SSA.

     SECTION 2.22 MEDICARE/MEDICAID PARTICIPATION. Neither (a) the Company, any of its Subsidiaries nor any other Person who after the Closing will have a direct or indirect ownership interest of five percent (5%) or more (as those terms are defined in 42 C.F.R. Section 1001.1001(a)(2)) in the Company or any of its Subsidiaries, or who will have an ownership or control interest (as defined in SSA Section 1124(a)(3) or any regulations promulgated thereunder) in the Company or any of its Subsidiaries, or who will be an officer, director or managing employee (as defined in 42 C.F.R. Section 1001.1001(a)(1)) of the Company or any of its Subsidiaries, or, to the knowledge of the Company, any other employee or agent thereof, nor (b) any Person with any relationship with such entity who after the Closing will have an indirect ownership interest of five percent (5%) or more (as that term is defined in 42 C.F.R. Section 1001.1001(a)(2)) in the Company, other than any entity in which institutional investors of the Company which may be deemed to control the Company are deemed to control such entity: (i) has had a civil monetary penalty assessed against it under Section 1128A of the SSA or any regulations promulgated thereunder; (ii) has been excluded from participation under a State Health Care Program or a Federal Health Care Program; or (iii) has been convicted (as that term is defined in 42 C.F.R. Section 1001.2) of any of the following categories of offenses as described in SSA Section 1128(a) and (b)(1), (2), (3) or any regulations promulgated thereunder:

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
               (A) criminal offenses relating to the delivery of an item or service under Medicare, Medicaid or any other State Health Care Program or Federal Health Care Program;

               (B) criminal offenses under federal or state law relating to patient neglect or abuse in connection with the delivery of a health care item or service;

               (C) criminal offenses under federal or state law relating to fraud, theft, embezzlement, breach of fiduciary responsibility or other financial misconduct in connection with the delivery of a health care item or service or with respect to any act or omission in a program operated by or financed in whole or in part by any federal, state or local governmental agency;

               (D) federal or state laws relating to the interference with or obstruction of any investigation into any criminal offense described in (A) through (C) above; or

               (E) criminal  offenses under federal or state law relating to the
     unlawful  manufacture,  distribution,   prescription  or  dispensing  of  a
     controlled substance.

     SECTION 2.23   COMPLIANCE WITH MEDICARE/MEDICAID AND INSURANCE PROGRAMS.

     (a) The Company and each of its Subsidiaries is eligible to receive payments with respect to operations of its business under Title XVIII of the SSA and under Title XIX of the SSA. The Company and each of its Subsidiaries has timely filed all claims and reports required to be filed with respect to the operations of its business in connection with all state Medicaid and federal Medicare programs, which claims and reports are complete and correct. There are no actions, appeals or investigations pending or, to the best of the Company's knowledge, threatened before any entity, commission, board or agency, including an intermediary or carrier or the administrator of the Health Care Financing Administration, with respect to any Medicare or Medicaid claims or reports filed by the Company or any of its Subsidiaries with respect to the operations of its business on or before the date hereof or program compliance matters, which would reasonably be expected to have a material adverse effect on the Company or any of its Subsidiaries.

     (b) Other than regularly scheduled audits and reviews, no validation review, peer review or program integrity review related to the operations of the Company, any of its Subsidiaries or their business has been conducted by any entity, commission, board or agency in connection with the Medicare or Medicaid program, and to the best of the Company's knowledge, no such reviews are scheduled, pending or threatened against or affecting such business.

     SECTION 2.24 INSURANCE. Each insurance policy held by or for the benefit of the Company and its Subsidiaries is in full force and effect. The Company and each of its Subsidiaries carry, and will continue to carry, insurance with reputable insurers with respect to such of its properties and businesses, in such amounts and against such risks as is customarily maintained by other entities of similar size engaged in similar businesses. None of such insurance was obtained through the use of materially false or misleading information or the failure to provide the insurer with all material information requested in order to evaluate the liabilities and risks insured. Neither the Company nor any of its Subsidiaries has received any notice of cancellation or non-renewal of any insurance policies or binders.

     SECTION 2.25   REAL PROPERTY AND LEASEHOLDS.

     (a) Each lease agreement and mortgage to which the Company or any of its Subsidiaries is a party is in full force and effect in accordance with its terms. Neither the Company, any of its Subsidiaries nor any of the other parties to such lease agreements and mortgages are in default (or by the lapse of time and/or giving of notice would otherwise be in default) in respect of such leases and mortgages.

     (b) With respect to each parcel of real property leased or owned by the Company or its Subsidiaries:

               (i) the Company or its Subsidiary, as applicable, has good and valid title to and/or a valid and subsisting leasehold interest in each item of real property and leasehold, as appropriate, free and clear of all mortgages, liens, encumbrances, leases, equities, claims, charges, easements, rights-of-way, covenants, conditions and restrictions, except for liens, if any, for property taxes not due;

               (ii) no officer, director or employee of the Company, or of any Affiliate of the Company, nor any Affiliate of the Company, owns directly or indirectly in whole or in part, any of such real properties or leaseholds; and

               (iii) neither the Company nor any of its Subsidiaries is in default with respect to any material term or condition of any such mortgage or lease, nor has any event occurred which, through the passage of time or the giving of notice or both, would constitute a default thereunder by the Company or any of its Subsidiaries or would cause the acceleration of any obligation of the Company or any of its Subsidiaries or the creation of a lien or encumbrance upon any asset of the Company or any of its Subsidiaries.

     SECTION 2.26   TANGIBLE ASSETS.

     (a) Each of the Company and its Subsidiaries has good and valid title to or valid and subsisting leasehold interests in all fixtures and equipment having original cost or fair market value in excess of $25,000, including all such fixtures and equipment reflected in the Company's or its Subsidiary's most recent balance sheet included in the Financial Statements and all such fixtures and equipment purchased or otherwise acquired by the Company or any of its Subsidiaries since the date of such balance sheet. None of such fixtures and equipment is subject to any encumbrance except for encumbrances incurred in the ordinary course of business or which, individually or in the aggregate, are not substantial in amount and do not materially detract from the value of the property or assets of the Company or any of its Subsidiaries or interfere with the present use of such property or assets.

     (b) The buildings and fixtures and equipment owned by the Company and each of its Subsidiaries are in good operating condition and repair (except for ordinary wear and tear), with no material defects, are sufficient for the operation of the business of the Company and its Subsidiaries as presently conducted and are in conformity, in all material respects, with all Applicable Laws relating thereto currently in effect.

     SECTION 2.27   CUSTOMER AND VENDOR RELATIONS.

     (a) "CURRENT CUSTOMER" means any Person from whom the Company or any of its Subsidiaries has recognized revenue since May 1, 1998 or to whom the Company or any of its Subsidiaries has any obligation to complete work or honor any contractual warranty or has any obligation or Liabilities. Since June 30, 2001, no Current Customer has canceled or terminated any Material Agreement or notified the Company or any of its Subsidiaries in writing or orally of its intent to cancel or terminate any Material Agreement.

     (b) "CURRENT VENDOR" means any Person from whom the Company or any of its Subsidiaries has purchased goods or services since May 1, 1998. Since June 30, 2001, no Current Vendor has canceled or terminated any Material Agreement or notified the Company or any of its Subsidiaries in writing or orally of its intent to cancel or terminate any Material Agreement.

     SECTION 2.28 BOOKS AND RECORDS. Each of the Company and its Subsidiaries has made and kept (and given each Purchaser access to) books and records and accounts, which, in reasonable detail, accurately and fairly reflect the activities of the Company and its Subsidiaries. The minute books of the Company and each of its Subsidiaries previously made available to each Purchaser accurately and adequately reflect all material action previously taken by the stockholders, the Board of Directors and committees of the Board of Directors of the Company and any of its Subsidiaries, as applicable.

     SECTION 2.29 DISCLOSURE. Neither this Agreement, nor any Schedule or Exhibit to this Agreement contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact which the Company has not disclosed to the Purchasers in writing and of which the Company is aware which materially and adversely affects or could be reasonably expected to materially and adversely affect the business, prospects, financial condition, operations, property or affairs of the Company. The financial projections and other estimates provided to the Purchasers were prepared by the Company based on assumptions of fact and opinion as to future events which the Company, at the date of the issuance of such projections and estimates, believed to be reasonable. As of the date hereof, no facts have come to the attention of the Company which would, in its opinion, require the Company to revise or amplify the assumptions underlying such projections and other estimates or the conclusions derived therefrom.

                                   ARTICLE III
                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                                OF THE PURCHASERS

     SECTION 3.01 REPRESENTATIONS. Each Purchaser severally represents and warrants to the Company that:

     (a) it is an "accredited investor" within the meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the Series G Shares or, if applicable, the Series G Warrants;

     (b) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof;

     (c)  it  has  had  an  opportunity  to  discuss  the  Company's   business,
management and financial affairs with the Company's management;

     (d) the Series G Shares and, if applicable, the Series G Warrants being purchased by it are being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof;

     (e) if it is a corporation duly incorporated or a limited partnership, it is duly formed, as the case may be, validly existing and in good standing under the laws of its state of incorporation or formation and is duly licensed or qualified to transact business as a foreign corporation or partnership and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification; it has the power and authority to execute, deliver and perform this Agreement;

     (f) the execution and delivery by it of the Transaction Documents and the performance by it of its obligations thereunder, have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government; and

     (g) it has duly executed and delivered each of the Transaction Documents, and each such document constitutes its legal, valid and binding obligation, enforceable in accordance with its terms (subject in each case to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the rights of creditors generally).

                                   ARTICLE IV
                 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS

     SECTION 4.01 CONDITIONS TO THE INITIAL CLOSING. The obligation of each Initial Purchaser to purchase and pay for the Shares being purchased by it on the Initial Closing Date is, at its option, subject to the satisfaction, on or before the Initial Closing Date of the following conditions:

     (a) OPINION OF THE COMPANY'S COUNSEL. Each Initial Purchaser shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, an opinion dated as of the Initial Closing Date, in substantially the form attached as Exhibit H hereto.

     (b) REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties contained in Article II shall be true, complete and correct on and as of the Initial Closing Date, and the President and Chief Financial Officer of the Company shall have certified to such effect in writing to the Initial Purchasers on the Initial Closing Date.

     (c) PERFORMANCE. The Company shall have performed and complied with all agreements contained herein required to be performed or complied with by it prior to or at the Initial Closing Date and the President and Chief Financial Officer of the Company shall have certified in writing to such effect and to the further effect that all of the conditions set forth in this Article IV have been satisfied to the Initial Purchasers on the Initial Closing Date.

     (d) ALL PROCEEDINGS TO BE SATISFACTORY. All corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to the Initial Purchasers and the Initial Purchasers shall have received all such counterpart originals or certified or other copies of such documents as they reasonably may request.

     (e) SUPPORTING DOCUMENTS. The Initial Purchasers shall have received copies of the following documents:

               (i) (A) the  Articles of  Organization,  certified as of a recent date by the Secretary of the Commonwealth of the Commonwealth of Massachusetts and (B) a certificate of said Secretary dated as of a recent date as to the due incorporation and good standing of the Company and listing all documents of the Company on file with said Secretary;

               (ii) a certificate of the Clerk of the Company dated the Initial Closing Date and certifying: (A) that attached thereto is a true and complete copy of the By-Laws of the Company as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors and/or the stockholders of the Company authorizing the execution, delivery and performance of each of the Transaction Documents, the issuance, sale and delivery of the Shares and the Series G Warrants and the reservation, issuance and delivery of the Conversion Shares, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by the Transaction Documents; (C) that the Articles of Organization have not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i)(B) above; and (D) to the incumbency and specimen signature of each officer of the Company executing any of the Transaction Documents, the certificates representing the Shares and the Series G Warrants and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause (ii);

               (iii) such additional supporting documents and other information with respect to the operations and affairs of the Company as the Initial Purchasers reasonably may request.

     (f) AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT. The Amended and Restated Registration Rights Agreement, in the form attached as Exhibit D, shall have been executed and delivered by the parties thereto.

     (g) DELIVERY OF SERIES G WARRANTS. A Warrant, substantially in the form attached as EXHIBIT B, and in each case in respect of the applicable number of Series G Warrants, shall have been executed by the Company and delivered to each Initial Purchaser.

     (h) CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING THE CLASS OF SERIES G CONVERTIBLE PREFERRED STOCK. The Series G Certificate of Vote, a copy of which is attached hereto as EXHIBIT G, shall have been filed with the Secretary of the Commonwealth of the Commonwealth of Massachusetts.

     (i) CO-SALE AGREEMENT. The Co-Sale Agreement, in the form attached as EXHIBIT C, shall have been executed and delivered by the parties thereto.

     (j) ARTICLES OF ORGANIZATION. The Articles of Organization shall read in their entirety as set forth in EXHIBIT E.

     (k)  BY-LAWS. The By-Laws shall read as set forth in EXHIBIT F.

     (l) CONSENTS AND PREEMPTIVE RIGHTS. All third parties (including equity holders) of the Company having any right to consent to the issuance of the Shares, the Conversion Shares and the Series G Warrants shall have delivered such consents in writing.

     (m) NO MATERIAL ADVERSE CHANGE. Other than as set forth in any section of the Disclosure Letter, no Material Adverse Change, in the reasonable judgment of the Initial Purchasers, shall have occurred in the Company's business, financial condition, prospects or results of operations since June 30, 2001.

     (n) CS CERTIFICATE AND LETTER. Coleman Swenson Hoffman Booth IV L.P. ("CS") shall have received from the Company the certificate and letter attached hereto as EXHIBIT I.

     (o) NO DEFAULT UNDER EXISTING INDEBTEDNESS. Neither the Company nor any Subsidiary shall be in default under any agreement relating to any Indebtedness, including without limitation, the Amended and Restated Credit Agreement, dated as of June 14, 1999, by and among PrimeSource Surgical, Inc, a Delaware corporation, the other parties thereto and Citizens Bank of Massachusetts, including the other guaranties, security documents and other loan documents related thereto, in each case as amended from time to time (the "CITIZENS CREDIT FACILITY"), and the Amended and Restated Loan and Security Agreement, dated March 2, 2001, by and among the Company, the other parties thereto and ARK CLO 2000-1, Limited, including the other guaranties, security documents and other loan documents related thereto, in each case as amended from time to time (the "ARK CREDIT FACILITY"). Without limiting the foregoing, the Company and its applicable Subsidiaries and each of Citizens Bank of Massachusetts and ARK CLO 2000-1, Limited, shall have reached an agreement, satisfactory in form and substance to the Initial Purchasers, to (i) waive all defaults on the obligations of the Company and its Subsidiaries pursuant to their respective credit facilities (including, without limitation, any such defaults resulting from the transactions contemplated by this Agreement and the Conversion and Exchange Agreement), (ii) extend the Citizens Revolving Credit Facility through March 31, 2004; and (iii) extend the ARK Revolving Credit Facility through December 31, 2003.

     (p) PAYMENT OF PURCHASER'S FEES OF COUNSEL. In connection with the Initial Closing, the Company shall pay to GE Capital Equity Investments, Inc. ("GE"), by wire transfer in immediately available funds to such account as GE shall specify for such purpose, all of GE's fees and expenses incurred in connection with the transactions contemplated by this Agreement and the Conversion and Exchange Agreement, including legal, accounting and other professional fees and expenses of GE's in connection with its due diligence review and negotiation and drafting of the Transaction Documents and the agreements contemplated thereby.

     (q) FAIRNESS OPINION. At the Initial Closing, the Company will obtain a fairness opinion from a reputable investment banking firm chosen by the Company, opining as to the fairness of this Agreement and the fairness of the transactions contemplated hereby, including, but not limited to, the fairness of this Agreement and the Conversion and Exchange Agreement to the Company and its stockholders.

     All such documents shall be reasonably satisfactory in form and substance to the Initial Purchasers.

     SECTION 4.02 CONDITIONS PRECEDENT TO ADDITIONAL CLOSINGS. The obligation of each Purchaser to purchase and pay for the Series G Shares in any Additional Closing as described in Section 1.02, is, at its option, subject to the satisfaction, on or before such Additional Closing Date of the following conditions:

     (a) REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties contained in Article II shall be true, complete and correct on and as of such Additional Closing Date, and the President and Chief Financial Officer of the Company shall have certified to such effect in writing to the Purchasers on such Additional Closing Date.

     (b) PERFORMANCE. The Company shall have performed and complied with all agreements contained herein required to be performed or complied with by it prior to or at such Additional Closing Date and the President and Chief Financial Officer of the Company shall have certified in writing to such effect and to the further effect that all of the conditions set forth in this Article IV have been satisfied to the Purchasers on such Additional Closing Date.

     (c) ALL PROCEEDINGS TO BE SATISFACTORY. All corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchasers and the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as they reasonably may request.

     (d) SUPPORTING DOCUMENTS. The Purchasers shall have received copies of the following documents:


               (i) (A) the  Articles of  Organization,  certified as of a recent date by the Secretary of the Commonwealth of the Commonwealth of Massachusetts and (B) a certificate of said Secretary dated as of a recent date as to the due incorporation and good standing of the Company and listing all documents of the Company on file with said Secretary;

               (ii) a certificate of the Clerk of the Company dated the applicable Additional Closing Date and certifying: (A) that attached thereto is a true and complete copy of the By-Laws of the Company as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors and/or the stockholders of the Company authorizing the execution, delivery and performance of each of the Transaction Documents, the issuance, sale and delivery of the Shares and the Series G Warrants and the reservation, issuance and delivery of the Conversion Shares, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by the Transaction Documents; (C) that the Articles of Organization have not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i)(B) above; and (D) to the incumbency and specimen signature of each officer of the Company executing any of the Transaction Documents, the certificates representing the Shares and the Series G Warrants and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause (ii);

               (iii) such additional supporting documents and other information with respect to the operations and affairs of the Company as the Purchasers reasonably may request.

     (e) CONSENTS AND PREEMPTIVE RIGHTS. All third parties (including equity holders) of the Company having any right to consent to the issuance of the Shares, the Conversion Shares and the Series G Warrants shall have delivered such consents in writing.

     (f) NO MATERIAL ADVERSE CHANGE. No Material Adverse Change, in the reasonable judgment of the Purchasers, shall have occurred in the Company's business, financial condition, prospects or results of operations since the Initial Closing.

     (g) NO DEFAULT UNDER EXISTING INDEBTEDNESS. Neither the Company nor any Subsidiary shall be in default, under any agreement relating to any Indebtedness, including without limitation, the Citizens Credit Facility and the ARK Credit Facility.

     (h) PAYMENT OF PURCHASER'S FEES OF COUNSEL. In connection with each Additional Closing, the Company shall pay to GE Capital Equity Investments, Inc. ("GE"), by wire transfer in immediately available funds to such account as GE shall specify for such purpose, all of GE's fees and expenses incurred in connection with the transactions contemplated by this Agreement and the Conversion and Exchange Agreement, including legal, accounting and other professional fees and expenses of GE's in connection with its due diligence review and negotiation and drafting of the Transaction Documents and the agreements contemplated thereby, to the extent such expenses have not been reimbursed by the Company in connection with any prior Closing.

     (i) Prior to the First Additional Closing Date, the EBITDA (as defined herein) of the Company and its Subsidiaries for the two month period from July 1, 2002 through August 31, 2002 shall be equal to or greater than $467,000, and the President and Chief Financial Officer of the Company shall have certified to such effect in writing to the Purchasers on the First Additional Closing Date.

     (j) Prior to the Second Additional Closing Date, the EBITDA (as defined herein) of the Company and its Subsidiaries for the three month period from August 1, 2002 through October 31, 2002 shall be equal to or greater than $770,000, and the President and Chief Financial Officer of the Company shall have certified to such effect in writing to the Purchasers on the Second Additional Closing Date and the First Additional Closing shall have occurred.

     (k) Prior to the Third Additional Closing Date, the EBITDA (as defined herein) of the Company and its Subsidiaries for (i) the three month period from October 1, 2002 through December 31, 2002, shall be equal to or greater than $656,000 and (ii) for the five month period from July 1, 2002 through December 31, 2002, shall be equal to or greater than $1,368,000, and the President and Chief Financial Officer of the Company shall have certified to such effect in writing to the Purchasers on the Third Additional Closing Date and the Second Additional Closing shall have occurred.

     (l) The Minimum Cash and Availability (as defined herein) of the Company and its Subsidiaries on each of the Additional Closing Dates, and for one week prior to each such Additional Closing Date, shall be equal to or greater than $500,000, and the President and Chief Financial Officer of the Company shall have certified to such effect in writing to the Purchasers on each Additional Closing Date.

                                    ARTICLE V
                            COVENANTS OF THE COMPANY

The Company covenants and agrees with the Purchasers that:

     SECTION 5.01 FINANCIAL STATEMENTS, REPORTS, ETC. So long as any Purchaser owns any shares of Series G Preferred Stock purchased pursuant to this Agreement, it shall be entitled to the following information:

     (a) within one hundred twenty (120) days after the end of each fiscal year of the Company a consolidated balance sheet of the Company and its Subsidiaries, if any, as of the end of such fiscal year and the related consolidated statements of income, stockholders' equity and cash flows for the fiscal year then ended, prepared in accordance with GAAP and certified by a reputable firm of independent public accountants selected by the Board of Directors of the Company;

     (b) within thirty (30) days after the end of each month in each fiscal year, a consolidated balance sheet of the Company and its Subsidiaries and the related consolidated statements of income, stockholders' equity and cash flows, unaudited but prepared in accordance with GAAP and certified by the Chief Financial Officer of the Company, or, if there is no Chief Financial Officer, the President, such consolidated balance sheet to be as of the end of such month and such consolidated statements of income, stockholders' equity and cash flows to be for such month and for the period from the beginning of the fiscal year to the end of such month, in each case with comparative statements for the prior fiscal year;

     (c)  at the time of delivery of each annual financial statement pursuant to
Section 5.01(a), a certificate executed by the Chief Financial Officer of the Company or, if there is no Chief Financial Officer, the President, stating that such officer has reviewed this Agreement and the terms of the Series G Preferred Stock contained in the Articles of Organization to be reviewed and has no knowledge of any default by the Company in the performance or observance of any of the provisions of this Agreement or the terms of the Series G Preferred Stock contained in the Articles of Organization or, if such officer has such knowledge, specifying such default and the nature thereof;

     (d) at the end of each quarter, a quarterly management narrative report explaining all significant variances from forecasts and all significant current developments in staffing, marketing, sales and operations;

     (e) no later than thirty (30) days prior to the start of each fiscal year, excluding the fiscal year commencing on July 1, 2002, consolidated capital and operating expense budgets, cash flow projections and income and loss projections for the Company and its Subsidiaries in respect of such fiscal year, all itemized in reasonable detail and prepared on a monthly basis, and, promptly after preparation, any revisions to any of the foregoing;

     (f) promptly (but in no event later than five business days) following receipt by the Company, each audit response letter, accountant's management letter and other written report submitted to the Company by its independent public accountants in connection with an annual or interim audit of the books of the Company or any of its Subsidiaries;

     (g) promptly (but in no event later than five business days) after the commencement thereof, notice of all actions, suits, claims, proceedings, investigations and inquiries of the type described in SECTION 2.06 involving the Company or any of its Subsidiaries that could materially adversely affect the Company;

     (h) promptly (but in no event later than five business days) upon sending, making available or filing the same, all press releases, reports and financial statements that the Company sends or makes available to its stockholders or files with the Commission;

     (i) promptly (but in no event later than two business days) upon receipt, copies of any notice of default from any lender to the Company or any of its Subsidiaries;

     (j) promptly, from time to time, such other material information regarding the business, prospects, financial condition, operations, property or affairs of the Company and its Subsidiaries as the Purchaser reasonably may request.

     Notwithstanding anything else contained in this SECTION 5.01, if at any time, the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the Company's obligations pursuant to (b), (d), (e), (f), (g), (i) and (j) above shall be suspended for so long as the Company remains subject to such reporting requirements of the Exchange Act.

     SECTION 5.02 RESERVE FOR CONVERSION SHARES AND FOR CONVERSION OF SERIES G SHARES. Prior to December 31, 2002 the Company shall call and hold a meeting of its stockholders (the "DECEMBER STOCKHOLDERS MEETING") and shall use its best efforts to cause an increase in the Company's authorized Common Stock such that the total number of shares of Common Stock authorized will be sufficient to effect the issuance of the Conversion Shares upon the conversion of the Series G Shares, and the issuance of the requisite number of shares of Common Stock upon the conversion, exercise or exchange of all other Convertible Securities of the Company (including without limitation the Series G Warrants and the warrants issued pursuant to the Conversion and Exchange Agreement) and/or otherwise to comply with the terms of this Agreement and of the Series G Certificate of Vote with respect to the terms, rights and privileges of the Series G Shares. After the December Stockholders Meeting the Company shall, at all times, reserve and keep available at least 3,300,000 (or such other lower number as is at any time determined to be a definite maximum number of shares of Common Stock for which the Series G Warrants may be exercised) unissued shares of Common Stock, for the purpose of effecting the issuance of the shares of Common Stock upon exercise of the Series G Warrants and otherwise complying with the terms of this Agreement. Additionally, with respect to the shares of Series G Preferred Stock sold hereunder, the Company shall, at all times after the December Stockholders Meeting, reserve and keep available at least an aggregate of fifteen million (15,000,000) unissued shares of Common Stock, for the purpose of effecting a conversion of such Series G Shares to Common Stock in accordance with the Series G Certificate of Vote. If at any time after the December Stockholders Meeting the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the issuance of the Conversion Shares upon exercise of the Series G Warrants, to effect a conversion of the Series G Shares and/or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of the Conversion Shares upon exercise of the Series G Warrants and the issuance of shares of Common Stock upon a conversion of Series G Shares in accordance with the Series G Certificate of Vote.

     SECTION 5.03 CORPORATE EXISTENCE. The Company shall maintain and, except as otherwise permitted by SECTION 5.09 cause each of its Subsidiaries to maintain, their respective corporate existence, rights and franchises in full force and effect.

     SECTION 5.04 PROPERTIES, BUSINESS, INSURANCE. The Company shall maintain and cause each of its Subsidiaries to maintain as to their respective properties and business, with financially sound and reputable insurers, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies similarly situated, which insurance shall be deemed by the Company to be sufficient. The Company shall not cause or permit any assignment or change in beneficiary and shall not borrow against any such policy. If requested by Purchasers holding at least a majority of the outstanding Series G Preferred Stock, the Company will add one designee of such holders as a notice party for each such policy and shall request that the issuer of each policy provide such designee with ten (10) days' notice before such policy is terminated (for failure to pay premiums or otherwise) or assigned or before any change is made in the beneficiary thereof.

     SECTION 5.05 INSPECTION, CONSULTATION AND ADVICE. The Company shall permit and cause each of its Subsidiaries to permit each Purchaser (or together with its Affiliates) holding at least ten percent (10%) of the Shares issued hereunder on the Initial Closing Date and such Persons as it may designate, at the Purchaser's expense, to visit and inspect any of the properties of the Company and its Subsidiaries, examine their books and take copies and extracts therefrom, discuss the affairs, finances and accounts of the Company and its Subsidiaries with their officers, employees and public accountants (and the Company hereby authorizes said accountants to discuss with such Purchaser and such designees such affairs, finances and accounts), and consult with and advise the management of the Company and its Subsidiaries as to their affairs, finances and accounts, all at reasonable times and upon reasonable notice. Notwithstanding anything else contained in this SECTION 5.05, for so long as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company's obligations pursuant hereto shall be suspended for so long as the Company remains subject to such reporting requirements of the Exchange Act.

     SECTION 5.06 RESTRICTIVE AGREEMENTS PROHIBITED. Neither the Company nor any of its Subsidiaries shall become a party to any agreement which by its terms restricts the Company's performance of this Agreement or the Articles of Organization.

     SECTION 5.07 TRANSACTIONS WITH AFFILIATES. Except for transactions contemplated by this Agreement and the Conversion and Exchange Agreement and for transactions on customary and reasonable terms related to such Person's employment by the Company or any Subsidiary and for arms-length transactions on commercially reasonable terms approved in advance by the Board of Directors of the Company, neither the Company nor any of its Subsidiaries shall enter into any transaction with (i) any Affiliate of the Company or any Subsidiary, (ii) any employee of the Company or any Subsidiary, (iii) any holder of more than five percent (5%) of the outstanding capital stock of any class or series of capital stock of the Company or any of its Subsidiaries, (iv) any member of the family of any Person set forth in clauses (i), (ii) and (iii) above, or (v) any corporation, partnership, trust or other entity in which any Person set forth in clauses (i), (ii), (iii) or (iv) above, or member of the family of any such Person, is a director, officer, trustee, partner or holder of more than five percent (5%) of the outstanding capital stock thereof.

     SECTION 5.08 USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Shares first in order to pay any accrued liabilities of the Company or its Subsidiaries (but only to the extent that such payments shall not constitute or cause an event of default or otherwise violate any term or condition of any contract or agreement to which the Company or any of its Subsidiaries is a party) which have become due in accordance with their terms and then to fund working capital.

     SECTION 5.09 ACTIVITIES OF SUBSIDIARIES. Without the consent of the Company's Board of Directors, the Company shall not permit any of its Subsidiaries to consolidate or merge into or with or sell or transfer all or substantially all its assets, except that any of its Subsidiaries may (i) consolidate or merge into or with or sell or transfer assets to any other Subsidiary or (ii) merge into or sell or transfer assets to the Company. The Company shall not sell or otherwise transfer any shares of capital stock of any of its Subsidiaries, except to the Company or another of the Company's
Subsidiaries, or permit any of its Subsidiaries to issue, sell or otherwise transfer any shares of its capital stock or the capital stock of any of its Subsidiaries, except to the Company or another of its Subsidiaries. The Company shall not permit any of its Subsidiaries to purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of its stock, except for dividends or other distributions payable to the Company or another of its Subsidiaries.

     SECTION 5.10 COMPLIANCE WITH LAWS. The operations of the Company and its Subsidiaries will be conducted in compliance with all Applicable Laws. Without limiting the generality of the foregoing, the Company and all Affiliates shall comply in all material respects with all lawful directives, orders, instructions, bulletins and other announcements received from third party payers and their agents (including, without limitation, Medicare carriers and fiscal intermediaries) regarding participation in third party payment programs, including, without limitation, preparation and submission of claims for reimbursement.

     SECTION 5.11 KEEPING OF RECORDS AND BOOKS OF ACCOUNT. The Company shall keep, and cause each Subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and such Subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

     SECTION 5.12 CERTAIN TRANSACTIONS. At any time when twenty-five percent (25%) or more of the Series G Shares issued at the Initial Closing are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Company is required by law or by the Articles of Organization or the Series G Certificate of Vote, and in addition to any other vote required by law or by the Articles of Organization or the Series G
Certificate of Vote, without limitation of the rights, restrictions and protections contained in the Articles of Organization or otherwise available to holders of Series G Shares, the Company shall not (and shall undertake that each Subsidiary shall not) take any of the following actions without the affirmative written consent of the holders of at least sixty percent (60%) of the then-outstanding Series G Shares given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series:

               (a) alter, change or amend (by merger or otherwise) any of the rights, preferences or privileges of the Series G Preferred Stock;

               (b) amend, restate, alter, modify or repeal (by merger or otherwise) the Articles of Organization or By-Laws of the Company, including, without limitation, amending, restating, modifying or repealing (by merger or otherwise) (i) any certificate of vote of resolution of the Board of Directors of the Company, including the resolution of the Series G Preferred Stock, establishing a class or series of stock relating to any series of Preferred Stock or (ii) any of the rights, preferences and privileges of any other class of Capital Stock or the terms or provisions of any Convertible Security;

               (c) (i) create, authorize or issue any Capital Stock or shares of any such class or series (except for Common Stock); (ii) create, authorize or issue any securities (including Convertible Securities) convertible into, or exercisable, redeemable or exchangeable for, shares of Capital Stock (except for Common Stock); (iii) increase or decrease the authorized number of shares of Series G Preferred Stock; or (iv) increase or decrease the authorized number of shares of any class or series of Capital Stock or shares of any such class or series (except for Common Stock);

               (d) create, authorize or issue any Junior Securities (including Common Stock) or any securities (including Convertible Securities) convertible into, or exercisable, redeemable or exchangeable for, Junior Securities (including Common Stock), in each case either at a price, or at a price which implies a value per share of Common Stock, below the Conversion Price of the Series G Preferred Stock in effect immediately prior to the time of such creation, authorization or issuance, except for the issuance of options to purchase up to an aggregate of 3,250,000 shares of Common Stock to officers, directors and employees of the Company and its Subsidiaries pursuant to the Company 1997 Stock Option Plan or any other stock option plan approved by the Board of Directors and at least 60% of the Series G Preferred;

               (e) (i) initiate or suffer to exist any Liquidation Event, Change of Control or any other merger, consolidation or consolidation or (ii) otherwise discontinue or dispose of more than 10% of the assets of its business;

               (f) initiate or suffer to exist any recapitalization of the Company, or reclassify any authorized Capital Stock of the Company into any other class or series of Capital Stock of the Company;

               (g) declare or pay any dividend or make any distribution (including, without limitation, by way of redemption, purchase or other acquisition) with respect to shares of Capital Stock of the Company (other than dividends or distributions in respect of shares of Series G Preferred Stock made in accordance with the provisions of the Series G Certificate of
     Vote) or any securities convertible into or exercisable, redeemable or exchangeable for any share of Capital Stock of the Company (including, without limitation, any Convertible Security) directly or indirectly, whether in cash, obligations or shares of the Company; except for the declaration of a dividend for the sole purpose of effectuating a stock split with respect to the Company's Common Stock;

               (h) redeem any shares of the Company's Capital Stock (other than shares of the Series G Preferred Stock pursuant to the terms of the Series G Certificate of Vote);

               (i) acquire, in one or a series of transactions, any equity ownership interest, by way of merger or otherwise, in any Person, or any asset or assets of any Person, where the aggregate consideration payable in connection with such acquisition (including, without limitation, cash consideration, the fair market value of any securities and the net present value of any deferred consideration) is at least $1,000,000;

               (j) lease or license, in one or a series of transactions, any asset or assets of any Person, where the aggregate consideration payable in connection with such lease or license (including, without limitation, cash consideration, the fair market value of any securities and the net present value of any deferred consideration) is at least $500,000;

               (k) make any material change in the nature of its business as conducted on the Initial Closing Date or materially modify the Company's business plan;

               (l) sell, transfer, convey, lease, license or dispose of, outside the ordinary course of business, any material assets or properties of the Company, whether now or hereafter acquired, in any transaction or transactions that call for payments in excess of $500,000;

               (m) establish or purchase any Subsidiary or invest in any Affiliate, other than a Subsidiary that is (i) wholly-owned by the Company or (ii) wholly-owned by another Subsidiary that is wholly-owned by the Company;

               (n) enter into any agreements, transactions or leases not in the ordinary course of the Company's business as conducted on the Initial Closing Date, that call for payments in excess of $500,000;

               (o) enter into any employment contract requiring the payment of over $100,000 cash compensation per annum that is not approved by either
     (i) the compensation committee of the Board of Directors or (ii) the Board of Directors, provided that for the purposes of this Section 5.12(o)(ii) such approval of the Board of Directors shall not be valid without the approval of all of the Series G Directors (as defined in the Series G Certificate of Vote);

               (p) grant or suffer to exist any material lien, other than liens which arise in the ordinary course of the Company's business as conducted on the Initial Closing Date;

               (q) (i) create or incur any new Indebtedness in excess of $500,000, (ii) create or incur any Indebtedness under existing credit facilities or arrangements in excess of the amounts authorized as of the Initial Closing Date pursuant to such facilities or arrangements or (iii) enter into, amend, extend or restate any loan agreement, guaranty, capital lease or other borrowing arrangement with respect to any Indebtedness in excess of $500,000;

               (r) make capital expenditures during any fiscal year in amounts in excess of the amounts budgeted, authorized and approved for such fiscal year by either (i) the Finance Committee of the Board of Directors, or (ii) if applicable, the Board of Directors, provided that for the purposes of this Section 5.12(r)(ii) such approval of the Board of Directors shall not be valid without the approval of all of the Series G Directors;

               (s) enter into any transaction or series of related transactions pursuant to which the Company incurs an obligation or liability greater than $1,000,000;

               (t) make loans, advances or investments exceeding $250,000 in the aggregate during any fiscal year;

               (u) enter into any agreement (or otherwise take any action) which has the effect of or results in increasing management or executive compensation by more than 10% during any fiscal year, excluding agreements entered into prior to the Initial Closing Date; or

               (v) enter into any agreement, oral, written or otherwise (or otherwise take any action), which has the effect of or results in any agreement or understanding to do any of the foregoing.

     SECTION 5.13 PUBLICATION MATTERS. The Company shall not use the name or logo of General Electric Capital Corporation or Coleman Swenson Hoffman Booth IV L.P. or any of either of their Affiliates (including without limitation General Electric Company) in connection with any press releases or advertisements without the prior written consent of General Electric Capital Corporation or Coleman Swenson Hoffman Booth IV L.P. and the prior written approval by General Electric Capital Corporation or Coleman Swenson Hoffman Booth IV L.P. of the form and content of any such press release or advertisement. The Company consents to the publication by GE Capital Equity Investments, Inc. or Coleman Swenson Hoffman Booth IV L.P. of a tombstone or similar advertising material relating to the financing transaction contemplated herein, which may include the Company's name, business description and size of investment. In addition, the Company agrees that GE Capital Equity Investments, Inc. or Coleman Swenson Hoffman Booth IV L.P. may use the Company's name and logo on such Person's intranet and extranet websites among its list of representative investments and may provide the Company's name and appropriate individual contacts to certain of its portfolio companies for the purpose of securing supplier discounts or other similar benefits for the Company.

     SECTION 5.14   CERTAIN INSURANCE AND LIABILITY MATTERS.

     (a) So long as the Series G Preferred Stock is outstanding, the Company shall ensure that each person serving on the Board of Directors on and after the Closing Date shall receive at least $2,000,000 in directors' and officers' liability insurance coverage on customary terms and conditions (including coverage for liabilities arising before the date of taking office to the extent arising from such person's status as a prospective member of the Board of Directors). The Company shall at all times maintain provisions in its By-Laws and Articles of Organization indemnifying all directors against liability and absolving all directors from liability to the maximum extent permitted under the laws of the Commonwealth of Massachusetts.

     (b) The Company shall at all times maintain general liability insurance in an amount not less than $10,000,000.

     SECTION 5.15   INDEMNIFICATION.

     (a) The Company shall indemnify each Purchaser and its respective directors, officers, employees and Affiliates from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind ("LOSSES") which may be imposed upon, incurred by or asserted against such Purchaser or any other indemnified party, relating to or arising out of any untrue representation, breach of warranty or failure to perform any covenants or agreement by the Company contained herein or in any certificate or document delivered pursuant hereto.

     (b) The Company shall indemnify each Purchaser and its respective directors, officers, employees and Affiliates from and against any Losses resulting from or related to any claims by third parties relating to or arising out of the transactions contemplated hereby.

     (c) If any Purchaser shall believe that such Purchaser is entitled to indemnification pursuant to Section 5.15(a) or 5.15(b) in respect of any Losses, such Purchaser shall give the Company prompt written notice thereof. Any such notice shall set forth in reasonable detail and to the extent then known the basis for such claim for indemnification. The failure of such Purchaser to give notice of any claim for indemnification promptly shall not adversely affect such Purchaser's right to indemnity hereunder except to the extent that such failure materially adversely affects the right of the Company to assert any reasonable defense to such claim. Each such claim for indemnity shall expressly state that the Company shall have only the ten (10) day period referred to in the next sentence to dispute or deny such claim. The Company shall have ten (10) days following its receipt of such notice either (y) to acquiesce in such claim and its respective responsibilities to indemnify the Purchaser in respect thereof in accordance with the terms of this Section 5.15 by giving such Purchaser written notice of such acquiescence or (z) to object to the claim by giving such Purchaser written notice of the objection. If the Company does not object thereto within such ten (10) day period, the Company shall be deemed to have acquiesced in such claim and its responsibility to indemnify the Purchaser in respect thereof in accordance with the terms of this Section 5.14.

     (d) The Company shall reimburse the Purchasers for any attorneys' fees and expenses constituting Losses pursuant to this Section 5.15 promptly and in no event later than fifteen (15) days following receipt of a written invoice therefore.

     SECTION 5.16 KEY MAN INSURANCE. The Company shall obtain as soon as reasonably practical, and shall maintain thereafter, key man insurance on customary terms and conditions in an amount not less than $1,000,000 on each of Brad Walker and Joseph Potenza, and the Company shall be named as sole beneficiary with respect to such insurance policies, for so long as any of the Series G Shares remain outstanding.

     SECTION 5.17. EBITDA. EBITDA shall be equal to an amount not less than each of the following amounts in respect of each of the following periods: for the three month period ending September 30, 2002, $712,000; for the three month period ending October 31, 2002, $770,000; for the three month period ending November 30, 2002, $707,000; for the three month period ending December 31, 2002, 656,000; for the three month period ending January 31, 2003, $630,000; for the three month period ending February 28, 2003, $744,000; and for each of the three month periods ending, respectively, March 31, 2003, April 30, 2003, May 31, 2003, June 30, 2003, July 31, 2003, August 31, 2003, September 30, 2003,
October 31, 2003, November 30, 2003 and December 31, 2003, $825,000.

     SECTION 5.18.  MINIMUM CASH AND AVAILABILITY.

     (a) For each of the seven (7) Business Days after each Additional Closing, the Company and its Subsidiaries shall maintain Minimum Cash and Availability of $500,000.

     (b) At all times on and after January 31, 2003 the Company and its Subsidiaries shall maintain Minimum Cash and Availability of $750,000.

     SECTION 5.19 BOARD CONSTITUTION. The Company shall, by no later than December 31, 2002, cause the number of members of the Board of Directors of the

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Company  to be no  greater  than  seven  (7),  of whom two (2) shall be Series G
Directors (as defined in the Series G Certificate of Vote).

     SECTION 5.20 TERMINATION OF COVENANTS. The covenants set forth in this Agreement (except Sections 5.14 and 5.16) shall terminate and be of no further force and effect as to each of the Purchasers upon exchange or redemption of all of the then outstanding shares of Series G Preferred Stock pursuant to their respective terms.

                                   ARTICLE VI
                                  MISCELLANEOUS

     SECTION 6.01 EXPENSES. The Company shall pay all legal, accounting and other professional fees and expenses of GE in connection with its due diligence review, its negotiation and drafting of the Transaction Documents and the agreements contemplated thereby, and each Closing. In addition, the Company agrees to pay and hold the Purchasers harmless against liability for payment of all reasonable out-of-pocket costs and expenses incurred by them in connection with their ongoing investment in the Company, including, without limitation, the fees and disbursements of counsel and other professionals in connection with any modification, waiver, consent or amendment requested in connection with any Transaction Document. Furthermore the Company acknowledges and agrees that it owes GE $109,818.40 in respect of legal fees and expenses incurred by GE which have arisen from and in the course of previous investment transactions involving GE and the Company, and the Company agrees that it shall use its best efforts to agree a payment schedule for the reimbursement to GE of such fees and expenses.

     SECTION 6.02 SURVIVAL OF AGREEMENTS. All covenants, agreements, representations and warranties made in this Agreement or any certificate or instrument delivered to the Purchaser pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement, the issuance, sale and delivery of the Series G Shares, the issuance and delivery of the Series G Warrants, and the issuance and delivery of the Conversion Shares, and all statements contained in any certificate or other instrument delivered by the Company hereunder or thereunder or in connection herewith or therewith shall be deemed to constitute representations and warranties made by the Company.

     SECTION 6.03 BROKERAGE. Each party hereto will indemnify and hold harmless the others against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

     SECTION 6.04 PARTIES IN INTEREST. All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, all representations, covenants and agreements benefiting the Purchasers shall inure to the benefit of any and all subsequent holders from time to time of Series G Shares.

     SECTION 6.05 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in Person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

     (a) if to the Company, at 3700 East Columbia Street, Butterfield Business Park, Tucson, Arizona 85714, Attention: President, with a copy to Skadden Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, Los Angeles, California 90071, Attention: Gregg Noel, and

     (b) if to any Purchaser, at the address of such Purchaser under its, his or her signature to this Agreement.

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

     SECTION 6.06 GOVERNING LAW; JURY TRIAL WAIVER. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the internal laws of the State of New York without regard to the conflict of law principles thereof; except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement and as to those matters, the law of the jurisdiction under which the respective entity derives its powers shall govern. The parties irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement and the transactions contemplated hereby, and consent to the jurisdiction of, the courts of the United States of America for the Southern District of New York and of the State of New York in Manhattan in connection with the adjudication of any matter arising under or in connection with this Agreement and the transactions contemplated hereby, and waive any and all objections to such jurisdiction or venue that they may have. The parties hereby waive any right to have trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies arising under or in connection with this Agreement, whether grounded in tort, contract or otherwise.

     SECTION 6.07 INJUNCTIVE RELIEF. The parties hereto acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and shall be entitled to enforce specifically the provisions of this Agreement in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which the parties may be entitled under this Agreement or at law or in equity.

     SECTION 6.08 ASSIGNMENT. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by the Company without the prior written consent of the Purchasers, or by a Purchaser without the prior written consent of the Company, except that each Purchaser may (a) without such consent, sell, transfer, or otherwise convey any of the Series G Shares, the Series G Warrants or the Common Stock issued upon exercise thereof and the rights and obligations of such Purchaser hereunder to any Affiliate of such Purchaser. With respect to any transfer under clause (a) of the immediately preceding sentence, the applicable transferee shall execute a counterpart to this Agreement prior to such transfer. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and no other person shall have any right, benefit or obligation hereunder.

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
     SECTION 6.09 LIMITATION OF LIABILITY. In no event shall (a) any Affiliate of any Purchaser, (b) any member or representative of any Purchaser or of any Affiliate of such Purchaser or (c) any direct or indirect member, stockholder, officer, director, limited partner, employee or any other such person of any Purchaser or any Affiliate of such Purchaser, be personally liable for any obligation of such Purchaser under this Agreement.

     SECTION 6.10 ENTIRE AGREEMENT. This Agreement, including the Schedules and Exhibits hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. All Schedules and Exhibits hereto are hereby incorporated herein by reference.

     SECTION 6.11 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     SECTION 6.12 AMENDMENTS. This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company and the affirmative written consent of the holders of two-thirds (2/3) of the then-outstanding shares of Series G Preferred Stock purchased hereunder at the Initial Closing.

     SECTION 6.13 SEVERABILITY. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

     SECTION 6.14 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

     SECTION 6.15 CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "ADDITIONAL CLOSING" or "ADDITIONAL  CLOSINGS" has the meaning set forth in
Section 1.02 hereof.

     "ADDITIONAL CLOSING DATE" or "ADDITIONAL CLOSING DATES" has the meaning set forth in SECTION 1.02 hereof.

     "ADDITIONAL PURCHASERS" has the meaning set forth in the recitals.

     "AFFILIATE" means, with respect to a specified Person, (a) any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, (b) any other Person that owns, directly or indirectly, five percent (5%) or more of such specified person's Capital Stock, (c) any employee or director of such specified Person, (d) any member of the family of any Person specified in clauses (a), (b), and (c), or
(e) any corporation, limited liability company, partnership, trust or other entity in which any Person set forth in clauses (a), (b), (c) or (d) above, or member of the family of any such Person, is a director, officer, trustee, partner or holder of more than five percent (5%) of the outstanding Capital

Stock thereof. For the purposes of this definition, "CONTROL," when used with respect to any specified person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

     "AGREEMENT" has the meaning set forth in the preamble hereto.

     "AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT" has the meaning set forth in SECTION 2.01 hereof.

     "APPLICABLE LAW" or "APPLICABLE LAWS" means any statute, law, rule or regulation or any judgment, order, writ, injunction, decree or financial assessment (subject, in the case of financial assessments, to the exhaustion of appeals) of any Governmental Entity to which a specified Person or its properties or assets, or its officers, directors, employees, consultants or agents (in their capacities as such) is subject, including, without limitation, all such statutes, laws, rules, regulations, judgments, orders, writs, injunctions, decrees and financial assessments relating to, without limitation, energy regulation, public utility regulation, securities regulation, consumer protection, equal opportunity, health care industry regulation, public health and safety, motor vehicle safety or standards, third party reimbursement (including Medicare and Medicaid), environmental protection, fire, zoning, building and occupational safety and health matters and laws respecting employment practices, employee documentation, terms and conditions of employment and wages and hours.

     "APPROVALS" has the meaning set forth in SECTION 2.11(b) hereof.

     "ARK CREDIT FACILITY" has the meaning set forth in Section 4.01(o) hereto.

     "ARK REVOLVING CREDIT FACILITY" means the revolving credit facility included as part of the ARK Credit Facility.

     "ARTICLES OF ORGANIZATION" has the meaning set forth in SECTION 2.02(a) hereof.

     "BENEFICIAL OWNER" shall have the meaning ascribed to such term or the term "beneficial ownership" in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition.

     "CAPITAL  STOCK" means (i) in the case of a corporation,  corporate  stock,
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     "CHAMPUS" has the meaning set forth in SECTION 2.21 hereof.

     "CHANGE OF CONTROL" means (a) (i) any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a "GROUP") (other than

General Electric Company and its Affiliates) shall become the Beneficial Owner, directly or indirectly, beneficially or of record, of shares of Capital Stock of the Company representing 40% or more of the aggregate voting power represented by the issued and outstanding Capital Stock of the Company; (ii) the consummation of a merger, consolidation, reorganization, or recapitalization of the Company or to which the Company is a party if the stockholders of the Company immediately prior to the effective date of such transaction own, immediately following such transaction, less than 50% of the combined voting power of the surviving Person; and (iii) a sale, lease, license or other transfer of a substantial portion of the assets of the Company; in each of cases
(i) through (iii) (inclusive) above, in a single transaction or series of transactions; (b) (i) any Person or Group (other than the Company and its
Affiliates) shall become the Beneficial Owner, directly or indirectly, beneficially or of record, of shares of Capital Stock of PrimeSource Surgical representing 40% or more of the aggregate voting power represented by the issued and outstanding Capital Stock of PrimeSource Surgical; (ii) the consummation of a merger, consolidation, reorganization, or recapitalization of PrimeSource Surgical or to which PrimeSource Surgical is a party if the Company owns, immediately following such transaction, less than 50% of the combined voting power of the surviving Person; (iii) a sale lease, license or other transfer of a substantial portion of the assets of PrimeSource Surgical; (iv) the commencement by PrimeSource Surgical of a voluntary case under the bankruptcy laws of the United States, as now or hereafter in effect, or the commencement of an involuntary case against PrimeSource Surgical with respect to which the petition shall not be controverted within 15 days, or be dismissed within 60 days, after commencement thereof; (v) the appointment of a custodian for, or the taking charge by a custodian of, all or substantially all of the assets of PrimeSource Surgical; (vi) the commencement by PrimeSource Surgical of any proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to PrimeSource Surgical; (vii) the commencement against PrimeSource Surgical of any proceeding set forth in the preceding clause (vi), which is not controverted within 10 days thereof and dismissed within 60 days after the commencement thereof; (viii) the adjudication of PrimeSource Surgical insolvent or bankrupt, or the adoption by PrimeSource Surgical of a plan of liquidation, or (ix) the filing of a certificate of dissolution in respect of PrimeSource Surgical with the Secretary of State of the State of Delaware; in each of cases (i) through (ix) (inclusive) above, in a single transaction or series of transactions. For purposes of this definition, 75% or more of the assets of a Person, determined by fair market value, shall be deemed to be a "substantial portion" of the assets of such Person.

     "CITIZENS CREDIT FACILITY" has the meaning set forth in Section 4.01(o) hereto.

     "CITIZENS REVOLVING CREDIT FACILITY" means the revolving credit facility included as part of the Citizens Credit Facility.

     "CLOSING" has the meaning set forth in SECTION 1.03 hereof.

     "CLOSING DATE" has the meaning set forth in SECTION 1.03 hereof.

     "COMMON STOCK" has the meaning set forth in the recitals hereto.

     "COMPANY" has the meaning set forth in the preamble hereto.

     "COMPANY 1997 STOCK OPTION PLAN" means the 1997 Stock Option/Stock Issuance Plan adopted by the Board of Directors of the Company and ratified by the Company's Stockholders.

     "CONVERSION AND EXCHANGE AGREEMENT" means the conversion and exchange agreement dated as of August 6, 2002, among the Company and certain stockholders of the Company.

     "CONVERSION SHARES" has the meaning set forth in Section 2.01 hereof.

     "CONVERTIBLE SECURITY" means any stock or security, directly or indirectly, convertible into or exchangeable for Capital Stock, including without limitation any option, warrant or exchangeable debt security.

     "CO-SALE AGREEMENT" has the meaning set forth in Section 2.01 hereof.

     "CRP PROFESSIONAL FEES" means all fees, costs and expenses of Corporate Revitalization Partners incurred by the Company prior to the Initial Closing.

     "CS" has the meaning set forth in SECTION 4.01(n) hereof.

     "CURRENT CUSTOMER" has the meaning set forth in Section 2.27(a) hereof.

     "CURRENT VENDOR" has the meaning set forth in Section 2.27(b) hereof.

     "DECEMBER STOCKHOLDERS MEETING" has the meaning set forth in SECTION 5.02 hereof.

     "EBITDA" means , with respect to any period, the Net Income (as defined herein) of the Company and its Subsidiaries, determined on a consolidated basis, for such period, adjusted to add thereto (to the extent deducted from revenues in determining Net Income), without duplication, the sum of (i) interest expense for such period under any indebtedness for borrowed money of the Company and its Subsidiaries less any interest income for such period for loaned money of the Company and its Subsidiaries, (ii) income tax expense for such period, (iii) depreciation for such period, (iv) amortization for such period, and (v) CRP Professional Fees, determined in accordance with GAAP, consistently applied and
(vi) expenses attributable to the Company in relation to the issuance pursuant to the Employment Agreement of options to purchase up to 7,500 shares of Series G Preferred.

     "EMPLOYMENT AGREEMENT" means the employment agreement dated as of August 6, 2002, between the Company and Bradford Walker.

     "ENVIRONMENTAL CONDITION" means the Release or threatened Release of any Hazardous Material (whether or not upon a Facility or any former Facility or other property and whether or not such Release constituted at the time thereof a violation of any Environmental Law) as a result of which the Company has or would reasonably be expected to become liable to any Person or by reason of which any Facility, any former Facility or any of the assets of the Company may suffer or be subjected to any Encumbrances.

     "ENVIRONMENTAL LAW" or "ENVIRONMENTAL LAWS" means any and all foreign, federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, legally binding decrees or other requirements of any Governmental Entity (including, without limitation, common law) regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health relating to exposure of any kind of Hazardous Materials, as have been, are now or may at any time hereafter be in effect.

     "ENVIRONMENTAL PERMIT" or "ENVIRONMENTAL PERMITS" means any and all permits, licenses, registrations, notifications, exemptions and any other authorizations required under any Environmental Law.

     "ERISA" has the meaning set forth in Section 2.15 hereof.

     "EXCHANGE ACT" has the meaning set forth in Section 5.01 hereof.

     "FACILITY" or "FACILITIES" means one or more of the offices and buildings and all other real property and related facilities which are owned, leased or operated by the Company or any Subsidiary.

     "FEDERAL HEALTH CARE PROGRAM" has the meaning set forth in Section 2.21 hereof.

     "FINANCIAL STATEMENTS" has the meaning set forth in Section 2.07(a) hereof.

     "FIRST ADDITIONAL CLOSING DATE" has the meaning set forth in Section 1.02 hereof.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, which are in effect as of the date of this Agreement.

     "GE" shall mean GE Capital Equity Investments, Inc.

     "GOVERNMENTAL ENTITY" means any court or tribunal in any jurisdiction (domestic or foreign) or any federal, state or local public, governmental or regulatory body, agency, department, commission, board, bureau or other authority or instrumentality (domestic or foreign).

     "HAZARDOUS MATERIAL" or "HAZARDOUS MATERIALS" means any hazardous substance, gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, ureaformaldehyde insulation, asbestos or asbestos-containing materials, pollutants, contaminants, radioactivity and any other materials or substances of any kind, whether solid, liquid or gas, and whether or not any such substance is defined as hazardous under any Environmental Law, that is regulated pursuant to any Environmental Law or that could give rise to liability under any Environmental Law.

     "INDEBTEDNESS" means, as to any Person without duplication, (a) all items which, in accordance with GAAP, would be included as a liability on the balance sheet of such Person and its Subsidiaries (including any obligation of such Person to the issuer of any letter of credit for reimbursement in respect of any drafts drawn under such letter of credit), (b) capital lease obligations of such Person and (c) all obligations of other Persons that such Person has guaranteed, including, without limitation, all obligations of such Person consisting of recourse liabilities with respect to accounts receivable sold or otherwise disposed of by such Person.

     "INITIAL CLOSING" has the meaning set forth in the preamble hereto.

     "INITIAL CLOSING DATE" has the meaning set forth in the preamble hereto.

     "INITIAL PURCHASERS" has the meaning set forth in the Recitals hereto.

     "INTELLECTUAL PROPERTY" has the meaning set forth in SECTION 2.10(a) hereof.

     "JUNIOR SECURITIES" means any class or series of Capital Stock of the Company which by its terms expressly provides that it is junior to the Series G Preferred Stock as to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Company, or which does not specify its rank.

     "KNOWLEDGE" "KNOWN" means, with respect to any Person, the actual knowledge of such Person, after reasonable inquiry; PROVIDED, that a Person shall be deemed to have actual knowledge of the contents of all books and records with respect to which such Person has reasonable access; PROVIDED, FURTHER, and without limiting the generality of the foregoing, with respect to any Person that is a corporation actual knowledge shall be deemed to include the actual knowledge of all principal employees of any such Person (including without limitation each director, the Chief Executive Officer, President, Chief Financial Officer and all Vice Presidents of such Person).

     "LIABILITY" or "LIABILITIES" means, with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise and whether or not the same is required to be accrued on the financial statements of such Person.

     "LIQUIDATION EVENT" means any of the following events: (i) the commencement by the Company of a voluntary case under the bankruptcy laws of the United States, as now or hereafter in effect, or the commencement of an involuntary case against the Company with respect to which the petition shall not be controverted within 15 days, or be dismissed within 60 days, after commencement thereof; (ii) the appointment of a custodian for, or the taking charge by a custodian of, all or substantially all of the property of the Company; (iii) the commencement by the Company of any proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company; (iv) the commencement against the Company of any proceeding set forth in the preceding clause (iii), which is not controverted within 10 days thereof and dismissed within 60 days after the commencement thereof; (v) the adjudication of the Company insolvent or bankrupt, or the adoption by the Company of a plan of liquidation, or (vi) the filing of a certificate of dissolution in respect of the Company with the Secretary of the Commonwealth of the Commonwealth of Massachusetts; in any of cases (i) through
(vi) above, in a single transaction or series of related transactions.

     "LOSSES" has the meaning set forth in SECTION 5.15(a) hereof.

     "MATERIAL ADVERSE EFFECT" and "MATERIAL ADVERSE CHANGE" mean, with respect to the Company or any of its Subsidiaries, any effect or change, as the case may be, that individually or in the aggregate is material and adverse to the business, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole.

     "MATERIAL AGREEMENT" means all agreements, written or oral, to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound that are material to the conduct and operations of its business and properties, including without limitation any agreements (i) which are not terminable upon less than ninety (90) days notice, (ii) which provide for payments to or by the Company or any of its Subsidiaries in excess of $600,000 annually, (iii) which obligate the Company or any of its Subsidiaries to share, license or develop any product or technology or (iv) which involve transactions or proposed transactions between the Company or any of its Subsidiaries, on the one hand, and any Affiliate of the Company, on the other hand.

     "MINIMUM CASH AND AVAILABILITY" means all of the cash and cash equivalents in any of the bank accounts of the Company and its Subsidiaries plus all amounts available under the Citizens Revolving Credit Facility minus all outstanding checks drawn on the bank accounts of the Company and its Subsidiaries.

     "NET INCOME" means, for any period, the net income (or loss) of the Company and its Subsidiaries for such period, determined on a consolidated basis, adjusted to exclude (only to the extent included in computing such net income (or loss) and without duplication) all gains that are either extraordinary or are either unusual or non-recurring, all determined in accordance with GAAP, consistently applied.

     "PARITY SECURITIES" means any class or series of Capital Stock of the Company the terms of which expressly provide that such class or series will rank on a parity with the Series G Preferred Stock as to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Company.

     "PERSON" shall mean an individual, corporation, trust, partnership, joint venture, unincorporated organization, government agency or any agency or political subdivision thereof, or other entity.

     "PURCHASE PRICE" has the meaning set forth in Section 1.01 hereof.

     "PURCHASER" or "PURCHASERS" has the meaning set forth in the preamble hereto.

     "RELEASE" means and includes any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment or the workplace of any Hazardous Materials, and otherwise as defined in any Environmental Law.

     "SECOND ADDITIONAL CLOSING DATE" has the meaning set forth in SECTION 1.02 hereof.

     "SENIOR SECURITIES" means any class or series of Capital Stock of the Company the terms of which expressly provide that such class or series will rank senior to the Series G Preferred Stock as to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Company.

     "SERIES G CERTIFICATE OF VOTE" has the meaning set forth in SECTION 2.04 hereof.

     "SERIES G PREFERRED STOCK" has the meaning set forth in the recitals hereto.

     "SERIES G SHARES" has the meaning set forth in SECTION 2.02(b) hereof.

     "SERIES G WARRANTS" has the meaning set forth in the preamble hereto.

     "SHARES" has the meaning set forth in the preamble hereto.

     "SSA" has the meaning set forth in SECTION 2.21 hereof.

     "STATE  HEALTH CARE  PROGRAM"  has the  meaning  set forth in SECTION  2.21 hereof.

     "SUBSIDIARY" or "SUBSIDIARIES" shall mean, as to the Company, any corporation, limited liability company or partnership of which more than fifty percent (50%) of the outstanding equity securities having ordinary voting power to elect a majority of the Board of Directors or other such governing body of such corporation (irrespective of whether or not at the time equity of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Company, or by one or more of its Subsidiaries, or by the Company and one or more of its Subsidiaries.

     "SUPERVOTING SECURITIES" means any class or series of the Company's Capital Stock the holders of which have the right to cast more than one vote per share and/or have the right to elect one or more members of the Board of Directors, voting as a class or series.

     "TAXES" has the meaning set forth in SECTION 2.17 hereof.

     "THIRD ADDITIONAL CLOSING DATE" has the meaning set forth in SECTION 1.02 hereof.

     "TRANSACTION DOCUMENTS" has the meaning set forth in SECTION 2.01 hereof.

     "VOTING AGREEMENT" shall mean the voting agreement dated as of August 6, 2002, among certain stockholders of the Company.

                                    * * * * *
                         (Signatures on following page)

         IN WITNESS WHEREOF, the Company and each of the Purchasers have executed this Purchase Agreement as of the day and year first above written.

COMPANY:                         PRIMESOURCE HEALTHCARE, INC.




                                 By:       /s/  Bradford C. Walker
                                           -----------------------
                                 Name:     Bradford C. Walker
                                 Title:    President and Chief Executive Officer



Attest:
/s/  Shaun McMeans
---------------------
Clerk



PURCHASERS:                      GE CAPITAL EQUITY INVESTMENTS, INC.




                                 By:       /s/  Michael S. Fisher
                                           ----------------------
                                 Name:     Michael S. Fisher
                                 Title:    Managing Director
                                 Address:  120 Long Ridge Road
                                           Stamford, Connecticut 06927



                                 COLEMAN SWENSON HOFFMAN BOOTH IV L.P.

                                 By: Its General Partner,
                                     CSHB VENTURES IV L.P.



                                 By:       /s/  Larry H. Coleman
                                           ---------------------
                                 Name:     Larry H. Coleman
                                 Title:    Its General Partner
                                 Address:  237 Second Avenue South
                                           Franklin, Tennessee  37064-2649

                                 WEBBMONT HOLDINGS, L.P.



                                           /s/  Robert W. Fisher
                                           ---------------------
                                 Name:     Robert W. Fisher
                                 Title:    Authorized Signatory

                                           1355 Peachtree Street
                                           Suite 1100
                                           Atlanta, Georgia  30309




                                           /s/  William H. Lomicka
                                           -----------------------
                                           William H. Lomicka
                                           7406 North Secret Canyon Drive
                                           Tucson, AZ  85718




                                  INVESTORS EQUITY, INC.



                                           /s/  Robert W. Fisher
                                           ---------------------
                                 Name:     Robert W. Fisher
                                 Title:    President

                                           1355 Peachtree Street, Suite 1100
                                           Atlanta, Georgia 30309

                                    SCHEDULES

Schedule I        Initial Closing
Schedule II       Additional Closings
Schedule III      Not Used
Schedule IV       Post Initial Closing Capitalization
Schedule V        Financial Statements

                                    EXHIBITS

Exhibit A         Form of Share Certificate of Series G Preferred Stock
Exhibit B         Form of Warrant
Exhibit C         Form of Co-Sale Agreement
Exhibit D         Form of Amended and Restated Registration Rights Agreement
Exhibit E         Articles of Organization and All Amendments Thereto
Exhibit F         By-Laws
Exhibit G         Series G Certificate of Vote
Exhibit H         Form of Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
Exhibit I         Form of CS Certificate and Letter
Exhibit J         Conversion and Exchange Agreement


                                   SCHEDULE I

                                 INITIAL CLOSING

----------------------------------------------- ------------------------ -------------------------- --------------------
                                                  AMOUNT OF SERIES        AMOUNT OF WARRANTS            PURCHASE PRICE
                  PURCHASER                        G SHARES TO BE        ELIGIBLE FOR ISSUANCE           FOR SERIES G
                                                     PURCHASED                                             SHARES
=============================================== ======================== ========================== ====================
GE Capital Equity Investments, Inc.                      34,090                 2,000,000                 $1,090,880
----------------------------------------------- ------------------------ -------------------------- --------------------

Coleman Swenson Hoffman Booth IV L.P.                    31,250                 1,000,000                 $1,000,000
----------------------------------------------- ------------------------ -------------------------- --------------------

Webbmont Holdings, L.P.                                   2,273                   133,334                    $72,736
----------------------------------------------- ------------------------ -------------------------- --------------------

Investors Equity, Inc.                                    1,136                    66,666                    $36,352
----------------------------------------------- ------------------------ -------------------------- --------------------

William H. Lomicka                                        1,703                   100,000                    $54,496
=============================================== ======================== ========================== ====================

TOTAL                                                    70,452                 3,300,000                 $2,254,464
----------------------------------------------- ------------------------ -------------------------- --------------------

                                   SCHEDULE II

                               ADDITIONAL CLOSINGS
                               -------------------

                            FIRST ADDITIONAL CLOSING

------------------------------------------------------- ------------------------------- ------------------------------
                                                        AMOUNT OF SERIES G SHARES TO           PURCHASE PRICE FOR
                      PURCHASER                                  BE PURCHASED                   SERIES G SHARES
======================================================= =============================== ==============================
GE Capital Equity Investments, Inc.                                  9,470                          $303,040
------------------------------------------------------- ------------------------------- ------------------------------

Webbmont Holdings, L.P.                                                631                           $20,192
------------------------------------------------------- ------------------------------- ------------------------------

Investors Equity, Inc.                                                 316                           $10,112
------------------------------------------------------- ------------------------------- ------------------------------

William H. Lomicka                                                     474                           $15,168
======================================================= =============================== ==============================

TOTAL                                                               10,891                          $348,512
------------------------------------------------------- ------------------------------- ------------------------------

                            SECOND ADDITIONAL CLOSING


------------------------------------------------------- ------------------------------- ------------------------------
                                                             AMOUNT OF SERIES G
                      PURCHASER                             SHARES TO BE PURCHASED            PURCHASE PRICE FOR
                                                                                               SERIES G SHARES
======================================================= =============================== ==============================

GE Capital Equity Investments, Inc.                                   9,470                         $303,040
------------------------------------------------------- ------------------------------- ------------------------------

Webbmont Holdings, L.P.                                                 631                          $20,192
------------------------------------------------------- ------------------------------- ------------------------------

Investors Equity, Inc.                                                  316                          $10,112
------------------------------------------------------- ------------------------------- ------------------------------

William H. Lomicka                                                      474                          $15,168
======================================================= =============================== ==============================

TOTAL                                                                10,891                         $348,512
------------------------------------------------------- ------------------------------- ------------------------------

                            THIRD ADDITIONAL CLOSING

------------------------------------------------------- ------------------------------- ------------------------------
                                                             AMOUNT OF SERIES G
                      PURCHASER                             SHARES TO BE PURCHASED            PURCHASE PRICE FOR
                                                                                               SERIES G SHARES
======================================================= =============================== ==============================
GE Capital Equity Investments, Inc.                                  9,470                          $303,040
------------------------------------------------------- ------------------------------- ------------------------------

Webbmont Holdings, L.P.                                                631                           $20,192
------------------------------------------------------- ------------------------------- ------------------------------

Investors Equity, Inc.                                                 316                           $10,112
------------------------------------------------------- ------------------------------- ------------------------------

William H. Lomicka                                                     474                           $15,168
======================================================= =============================== ==============================

TOTAL                                                               10,891                          $348,512
------------------------------------------------------- ------------------------------- ------------------------------

                                  SCHEDULE III

                                    NOT USED

                                   SCHEDULE IV

                       POST INITIAL CLOSING CAPITALIZATION

                                   SCHEDULE V

                              FINANCIAL STATEMENTS

                                    EXHIBIT A

              FORM OF SHARE CERTIFICATE OF SERIES G PREFERRED STOCK

                                    EXHIBIT B

                                 FORM OF WARRANT

                                    EXHIBIT C


                            FORM OF CO-SALE AGREEMENT

                                    EXHIBIT D

           FORM OF AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT E

               ARTICLES OF ORGANIZATION AND ALL AMENDMENTS THERETO

                                    EXHIBIT F

                                     BY-LAWS

                                    EXHIBIT G

                          SERIES G CERTIFICATE OF VOTE

                                    EXHIBIT H

           FORM OF OPINION OF SKADDEN, ARPS, SLATE, MEAGHER & Flom LLP

                                    EXHIBIT I

                        FORM OF CS CERTIFICATE AND LETTER

August 6, 2002



Coleman Swenson Hoffman Booth IV L.P.
237 Second Avenue South
Franklin, TN  37064-2649

                  Re:      Management Rights

Ladies and Gentlemen:

          This letter will confirm our agreement  that in  connection  with your purchase of up to 31,250 shares of Series G Convertible Redeemable Preferred Stock of PrimeSource Healthcare, Inc. (the "Company"), you will be entitled to the following contractual management rights, in addition to rights to certain non-public financial information, inspection rights and other rights specifically provided to you under Article V of the Purchase Agreement of even date herewith:

          (1) You hereby represent and warrant to the Company that your organizational documents require that you qualify at all times as a "venture capital operating company" within the meaning of the "plan asset regulations" under the Employee Retirement Income Security Act of 1974, as amended.

          (2) If and for so long as you do not have a representative on the Company's Board of Directors ("Unrepresented Party"), you shall be permitted to select one representative ("Representative") to consult with and advise management of the Company on significant business issues, including management's proposed annual operating plans, and at your request management will make itself available to meet with your Representative within thirty (30) days after the end of each fiscal quarter at the Company's facilities at mutually agreeable times for such consultation and advice and to review progress in achieving said plans.

          (3) If and for so long as you are an Unrepresented Party, your Representative may examine the books and records of the Company and inspect its facilities and may request information at reasonable times and intervals concerning the general status of the Company's financial condition and operations, provided that access to highly confidential proprietary information and facilities need not be provided.

          (4) If and for so long as you are an Unrepresented Party, the Company shall invite your Representative to attend in a nonvoting observer capacity all meetings of its Board of Directors and, in this respect, shall give your Representative copies of all notices, minutes, consents, and other material that it provides to its Directors; provided, however, that the Company reserves the right to exclude your Representative from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons. Your Representative may participate in discussions of matters brought to the Board.

          The rights described herein shall terminate and be of no further force or effect upon the earliest to occur of (a) the closing of a public offering of shares of the Company's capital stock pursuant to a registration statement filed by the Company under the Securities Act of 1933 which has become effective thereunder (other than a registration statement relating solely to employee benefit plans or a transaction covered by Rule 145), (b) such time as the Company becomes required to file reports with the Securities and Exchange Commission under Sections 12(g) or 15(d) of the Securities Exchange Act of 1934, or (c) such time as you hold, in the aggregate, less than 15,000 shares of Series G Convertible Preferred Stock (and/or such number of other securities of the Company as the Company may issue in exchange for its Series G Convertible Preferred Stock), as adjusted from time to time for stock splits, stock dividends and the like.

                                                     Very truly yours,



                                                     /s/  Bradford C. Walker
                                                     -----------------------





AGREED AND ACCEPTED THIS 6TH DAY OF AUGUST, 2002

COLEMAN SWENSON HOFFMAN
BOOTH IV L.P.

By:         Its General Partner
            CSHB Ventures IV L.P.



            By:  /s/  Larry H. Coleman
                 ---------------------
                 General Partner

                     CERTIFICATE AS TO DISQUALIFIED PERSONS
                     --------------------------------------

          PrimeSource Healthcare, Inc. (the "Company") hereby represents, warrants and certifies to Coleman Swenson Hoffman Booth IV L.P. ("Coleman IV") that, to the Company's knowledge, none of the persons listed on Exhibit A hereto holds, directly or indirectly, any securities of the Company, including any securities being issued on the date hereof, except for the persons set forth on Exhibit B hereto, who hold the number and type of securities of the Company set forth opposite the name of each such person on such Exhibit B, which securities represent the percentage of the outstanding voting stock of the Company, including any voting stock being issued on the date hereof, set forth opposite the number of securities. For purposes of this Certificate, knowledge shall mean actual knowledge or belief of direct or indirect holdings without any investigation other than a review of the Company's stock records and Exhibit A hereto. If holdings of securities of the Company are disclosed on Exhibit B, the Company has previously provided Coleman IV with a copy of such Exhibit B.

          Coleman IV may rely on this Certificate in connection with its acquisition of shares of stock of the Company.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 6th day of August, 2002.



                                           /s/  Bradford C. Walker
                                           -----------------------

                                    EXHIBIT J
                        CONVERSION AND EXCHANGE AGREEMENT